                                                                   EXHIBIT 10.2



================================================================================

                              THE HERTZ CORPORATION
                                       and
                              HERTZ CANADA LIMITED,
                                  as Borrowers

                          ----------------------------

                                CREDIT AGREEMENT

                            Dated as of May 26, 2005

                          ----------------------------

                               U.S. $3,000,000,000

                          ----------------------------

                            JPMORGAN CHASE BANK, N.A.
                          as U.S. Administrative Agent

                   JPMORGAN CHASE BANK, N.A., TORONTO BRANCH,
                        as Canadian Administrative Agent

                          ----------------------------

                       GOLDMAN SACHS CREDIT PARTNERS L.P.
                                       and
                         CITIGROUP GLOBAL MARKETS INC.,
                            as Co-Syndication Agents

                          J.P. MORGAN SECURITIES INC.,
                       GOLDMAN SACHS CREDIT PARTNERS L.P.
                                       and
                         CITIGROUP GLOBAL MARKETS INC.,
                  as Joint Bookrunners and Joint Lead Arrangers

                                 AND THE LENDERS
                         FROM TIME TO TIME PARTY HERETO

================================================================================

                                TABLE OF CONTENTS

                                                                                                                         Page
                                                                                                                         ----
Article I DEFINITIONS ...........................................................................................           1

         SECTION 1.01.   Defined Terms ..........................................................................           1
         SECTION 1.02.   Classification of Loans and Borrowings .................................................          19
         SECTION 1.03.   Terms Generally ........................................................................          19
         SECTION 1.04.   Accounting Terms; GAAP .................................................................          19
         SECTION 1.05.   Currencies; Currency Equivalents .......................................................          20

Article II THE CREDITS ..........................................................................................          20

         SECTION 2.01.   The Commitments ........................................................................          20
         SECTION 2.02.   Loans and Borrowings ...................................................................          21
         SECTION 2.03.   Requests for Borrowings ................................................................          22
         SECTION 2.04.   Funding of Borrowings ..................................................................          23
         SECTION 2.05.   Interest Elections .....................................................................          24
         SECTION 2.06.   Termination and Reduction of the Commitments ...........................................          26
         SECTION 2.07.   Repayment of Loans; Evidence of Debt ...................................................          26
         SECTION 2.08.   Prepayment of Loans ....................................................................          28
         SECTION 2.09.   Fees ...................................................................................          31
         SECTION 2.10.   Interest ...............................................................................          32
         SECTION 2.11.   Alternate Rate of Interest .............................................................          33
         SECTION 2.12.   Increased Costs ........................................................................          34
         SECTION 2.13.   Break Funding Payments .................................................................          35
         SECTION 2.14.   Taxes ..................................................................................          36
         SECTION 2.15.   Payments Generally; Pro Rata Treatment; Sharing of Set-offs ............................          37
         SECTION 2.16.   Mitigation Obligations; Replacement of Lenders .........................................          39

Article III GUARANTEE ...........................................................................................          40

         SECTION 3.01.   The Guarantee ..........................................................................          40
         SECTION 3.02.   Obligations Unconditional ..............................................................          40
         SECTION 3.03.   Reinstatement ..........................................................................          41
         SECTION 3.04.   Subrogation ............................................................................          41
         SECTION 3.05.   Remedies ...............................................................................          42
         SECTION 3.06.   Instrument for the Payment of Money ....................................................          42
         SECTION 3.07.   Continuing Guarantee ...................................................................          42

Article IV REPRESENTATIONS AND WARRANTIES .......................................................................          42

         SECTION 4.01.   Corporate Authority, etc. ..............................................................          42
         SECTION 4.02.   Financial Statements ...................................................................          43
         SECTION 4.03.   Litigation .............................................................................          43
         SECTION 4.04.   Use of Proceeds ........................................................................          43
         SECTION 4.05.   Compliance with ERISA ..................................................................          44

Article V CONDITIONS ............................................................................................          44

         SECTION 5.01.   Effective Date .........................................................................          44
         SECTION 5.02.   Each Credit Event ......................................................................          45

Article VI COVENANTS ............................................................................................          46

         SECTION 6.01.   Reports; Certificate as to Default .....................................................          46
         SECTION 6.02.   Further Information ....................................................................          46
         SECTION 6.03.   Limitation on Liens ....................................................................          46
         SECTION 6.04.   Limitation on Sales and Leasebacks .....................................................          48
         SECTION 6.05.   Mergers and Consolidations .............................................................          48
         SECTION 6.06.   Additional Covenants ...................................................................          48
         SECTION 6.07.   ERISA ..................................................................................          49
         SECTION 6.08.   Notification ...........................................................................          49
         SECTION 6.09.   Restricted Payments ....................................................................          49
         SECTION 6.10.   Transactions with Affiliates ...........................................................          50

Article VII EVENTS OF DEFAULT ...................................................................................          50

         SECTION 7.01.   Defaults ...............................................................................          50

Article VIII THE ADMINISTRATIVE AGENTS ..........................................................................          52

Article IX MISCELLANEOUS ........................................................................................          54

         SECTION 9.01.   Notices ................................................................................          54
         SECTION 9.02.   Waivers; Amendments ....................................................................          55
         SECTION 9.03.   Expenses; Indemnity; Damage Waiver .....................................................          56
         SECTION 9.04.   Successors and Assigns .................................................................          57
         SECTION 9.05.   Survival ...............................................................................          60
         SECTION 9.06.   Counterparts; Integration; Effectiveness ...............................................          60
         SECTION 9.07.   Severability ...........................................................................          61
         SECTION 9.08.   Right of Setoff ........................................................................          61
         SECTION 9.09.   Governing Law; Jurisdiction; Etc. ......................................................          61
         SECTION 9.10.   WAIVER OF JURY TRIAL ...................................................................          62
         SECTION 9.11.   Headings ...............................................................................          62
         SECTION 9.12.   Treatment of Certain Information .......................................................          62
         SECTION 9.13.   Judgment Currency ......................................................................          63
         SECTION 9.14.   USA PATRIOT Act ........................................................................          64

                                    SCHEDULES

Schedule I      - Commitments
Schedule II     - Restricted Subsidiaries
Schedule III    - Certain Provisions Relating to Bankers' Acceptances

                                    EXHIBITS

Exhibit A       - Form of Assignment and Acceptance
Exhibit B-1     - Form of Opinion of New York Counsel to the Company
Exhibit B-2     - Form of Opinion of General Counsel of the Company
Exhibit B-3     - Form of Opinion of Counsel to Hertz Canada
Exhibit C       - Form of Opinion of Special New York Counsel to JPMCB

            CREDIT AGREEMENT dated as of May 26, 2005, between THE HERTZ CORPORATION, a Delaware corporation (the "Company"), HERTZ CANADA LIMITED, an Ontario, Canada corporation ("Hertz Canada" and, together with the Company, the "Borrowers"), each of the lenders that is identified under the caption "LENDERS" on the signature pages hereto or that, pursuant to Section 9.04, shall become a "Lender" hereunder (individually, a "Lender" and, collectively, the "Lenders"), JPMORGAN CHASE BANK, N.A., as the administrative agent for lenders extending loans pursuant to Sections 2.01(a) and (b), and JPMORGAN CHASE BANK, N.A., TORONTO BRANCH, as the administrative agent for lenders extending loans pursuant to Sections 2.01(c) and (d).

            The Borrowers have requested that the Lenders (as hereinafter defined) make Loans (as hereinafter defined) to them in an aggregate principal or face amount not exceeding U.S. $3,000,000,000 at any one time outstanding. The Lenders are prepared to make such loans upon the terms and conditions hereof, and, accordingly, the parties hereto agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

            SECTION 1.01. Defined Terms. As used in this Agreement, the following terms have the meanings specified below:

            "ABR", when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans constituting such Borrowing, are bearing interest at a rate determined by reference to the Alternate Base Rate.

            "Acceptance Fee" means, in respect of a Bankers' Acceptance, a fee payable on the acceptance of a Bankers' Acceptance in an amount equal to the product of (a) the face amount of such Bankers' Acceptance multiplied by (b) a rate per annum equal to the Applicable Fee on the date of acceptance of such Bankers' Acceptance multiplied by (c) a fraction (i) the numerator of which is the actual number of days in the term of such Bankers' Acceptance and (ii) the denominator of which is 365.

            "Adjusted LIBO Rate" means, for the Interest Period for any Eurodollar Borrowing, an interest rate per annum (rounded upwards, if necessary, to the next 1/100 of 1%) equal to the LIBO Rate for such Interest Period.

            "Administrative Agents" means, collectively, the U.S. Administrative Agent and the Canadian Administrative Agent and "Administrative Agent" means either the U.S. Administrative Agent or Canadian Administrative Agent, as applicable.

            "Administrative Questionnaire" means an Administrative Questionnaire in a form supplied by the Administrative Agents.

            "Affiliate" means any Person that directly or indirectly controls, or is under common control with, or is controlled by, the Company and, if such Person is an individual, any member of the immediate family (including parents, spouse, children and siblings) of such individual and any trust whose principal beneficiary is such individual or one or more members of such immediate family and any Person who is controlled by any such member or trust. As used in this definition, "control" (including, with its correlative meanings, "controlled by" and "under common control with") means possession, directly or indirectly, of power to direct or cause the direction of management or policies (whether through ownership of securities or partnership or other ownership interests, by contract or otherwise); provided that, in any event, any Person that owns directly or indirectly securities having 10% or more of the voting power for the election of directors or other governing body of a corporation or 10% or more of the partnership or other ownership interests of any other Person (other than as a limited partner of such other Person) will be deemed to control such corporation or other Person. Notwithstanding the foregoing, no individual shall be an Affiliate of the Company or any of its Subsidiaries solely by reason of his or her being a director, officer or employee of the Company or any of its Subsidiaries.

            "Affiliated Lender" means any Lender that is Ford Motor Company or any Subsidiary or Affiliate thereof.

            "Alternate Base Rate" means, for any day, a rate per annum equal to the greater of (a) the Prime Rate in effect on such day and (b) the Federal Funds Effective Rate for such day plus 1/2 of 1%. Any change in the Alternate Base Rate due to a change in the Prime Rate or the Federal Funds Effective Rate shall be effective from and including the effective date of such change in the Prime Rate or the Federal Funds Effective Rate, as the case may be.

            "Applicable BA Discount Rate" means, (i) in respect of a Bankers' Acceptance accepted by a Schedule I Canadian bank under the Bank Act (Canada), the CDOR Rate and (ii) in respect of Banker's Acceptances accepted by a Schedule II Canadian bank or a Schedule III authorized foreign bank under the Bank Act (Canada) or any other Canadian Term Lender, the lesser of (a) the average discount rate (rounded upwards to the nearest 1/100 of 1% based on a year of 365 days) quoted to the Canadian Administrative Agent by JPMorgan Chase Bank, N.A., Toronto Branch and Citibank, N.A., Canadian branch for bankers' acceptances of a comparable term on the applicable date of determination and (b) the CDOR Rate plus 0.10% per annum.

            "Applicable Fee" and "Applicable Margin" means, for any day, with respect to any ABR Loan, Canadian Prime Rate Loan, Canadian Base Rate Loan or Eurodollar Loan, or with respect to the Facility Fees or Acceptance Fees payable hereunder, as the case may be, the margin or fee per annum set forth below under the column for the Type of such Loan or under the column entitled "Facility Fee" or "Acceptance Fee", as the case may be, based upon the ratings by Moody's and S&P, respectively, applicable on such date to the Index Debt:

                                                       Eurodollar
                                                      Loans Margin    Canadian Base   Canadian Prime
                                                          and          Rate Loans       Rate Loans       ABR Loans
        Index Debt Rating            Facility Fee    Acceptance Fee      Margin           Margin           Margin
----------------------------------- ---------------- --------------- ---------------- ---------------- ---------------
          Category 1                    0.150%           1.600%          0.600%           0.600%           0.600%
     > or = Baa2 or BBB

                                                       Eurodollar
                                                      Loans Margin    Canadian Base   Canadian Prime
                                                          and          Rate Loans       Rate Loans        ABR Loans
        Index Debt Rating            Facility Fee    Acceptance Fee      Margin           Margin           Margin
----------------------------------- ---------------- --------------- ---------------- ---------------- ---------------
            Category 2                  0.175%           1.825%          0.825%           0.825%           0.825%
          = Baa3 or BBB-

            Category 3                  0.250%           2.000%          1.000%           1.000%           1.000%
           = Ba1 or BB+

            Category 4                  0.300%           2.200%          1.200%           1.200%           1.200%
          < Ba1 and BB+

            For purposes of the foregoing, (i) if either Moody's or S&P shall not have in effect a rating for the Index Debt (other than by reason of the circumstances referred to in the last sentence of this definition), then such rating agency shall be deemed to have established a rating in Category 4; (ii) if the ratings established or deemed to have been established by Moody's and S&P for the Index Debt shall fall within different Categories, the Applicable Margin or Applicable Fee shall be based on the Category that is one Category above the lower rating; and (iii) if the ratings established or deemed to have been established by Moody's and S&P for the Index Debt shall be changed (other than as a result of a change in the rating system of Moody's or S&P), such change shall be effective as of the date two Business Days after the date on which it is first announced by the applicable rating agency; provided that (a) notwithstanding the foregoing, on any date on which any lender party to an Existing Bilateral Credit Agreement is entitled to receive a non-default interest rate, in combination with any utilization fee, on the commitments and indebtedness thereunder greater than the non-default interest rate, in combination with any utilization fee, on such commitments and indebtedness as of the date hereof or on any date any such increase is announced by the Company or Ford Motor Company, then automatically effective on the earlier of such dates, each of the foregoing margins shall be increased by an amount equal to the amount of such increase (provided that no further adjustment to the foregoing margins shall occur for those increases notified to the Initial Lenders on May 17, 2005) and (b) no reduction of such Applicable Margin or Applicable Fee shall occur at any time an Event of Default is in existence. Each change in the Applicable Margin or Applicable Fee shall apply during the period commencing on the effective date of such change and ending on the date immediately preceding the effective date of the next such change. If the rating system of Moody's or S&P shall change, or if either such rating agency shall cease to be in the business of rating corporate debt obligations, the Company and the Lenders shall negotiate in good faith to amend this definition to reflect such changed rating system or the unavailability of ratings from such rating agency and, pending the effectiveness of any such amendment, the Applicable Margin or Applicable Fee shall be determined by reference to the rating most recently in effect prior to such change or cessation.

            "Approved Fund" means, with respect to any Lender that is a fund that invests in commercial loans, any other fund that invests in commercial loans and is managed or advised by the same investment advisor as such Lender or by an Affiliate of such investment advisor.

            "Arrangers" means J.P. Morgan Securities Inc., Goldman Sachs Credit Partners L.P. and Citigroup Global Markets Inc.

            "Asset Backed Facility" means any issuance or facility of the Company or any of its Subsidiaries in connection with the Company's current asset backed securitization program (as such program is described in the Company's 10-K filing with the Securities and Exchange Commission for its fiscal year ended in December 2004).

            "Asset Sale" means any sale, disposition, assignment or transfer of any property (whether now owned or hereafter acquired) by the Company or any of its Subsidiaries to any other Person excluding any sale, disposition, assignment or transfer of any property sold or disposed of in the ordinary course of business consistent with past practice and on ordinary business terms.

            "Assignment and Acceptance" means an assignment and acceptance entered into by a Lender and an assignee (with the consent of any party whose consent is required by Section 9.04), and accepted by the applicable Administrative Agent, in the form of Exhibit A or any other form approved by the applicable Administrative Agent.

            "BA Discount Proceeds" means, in respect of any Bankers' Acceptance to be purchased by a Canadian Revolving Lender on any date under Section 2.01(c) or a Canadian Term Lender on any date under Section 2.01(d) and, in each case,
Schedule III hereto, an amount (rounded to the nearest whole Canadian cent, and with one-half of one Canadian cent being rounded up) calculated on such day by dividing:

            (a)   the face amount of such Bankers' Acceptance; by

            (b)   the sum of one plus the product of:

                  (i) the Applicable BA Discount Rate (expressed as a decimal); and

                  (ii) a fraction, the numerator of which is the number of days in the term of such Bankers' Acceptance and the denominator of which is 365;

                  with such product being rounded up or down to the fifth decimal place and .000005 being rounded up.

The "BA Discount Proceeds" of a BA Equivalent Loan shall be the amount described in paragraph (m) of Schedule III hereto.

            "BA Equivalent Loan" has the meaning assigned to such term in paragraph (m) of Schedule III hereto.

            "Bankers' Acceptance" means a non-interest bearing bill of exchange (within the meaning of the Bills of Exchange Act (Canada)) or a depository bill (within the meaning of the Depository Bills and Notes Act (Canada)), as applicable, drawn by Hertz Canada and accepted by a Canadian Revolving Lender or a Canadian Term Lender at Hertz Canada's request as a

Canadian Revolving Loan or a Canadian Term Loan hereunder, as the case may be, having a term of 30, 60 or 90 days, in such form as provided for in Schedule III hereto.

            "Bankers' Acceptance Loan", when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans constituting such Borrowing, are Loans made by a Canadian Revolving Lender or a Canadian Term Lender by way of the acceptance and purchase of Bankers' Acceptances as contemplated in Sections 2.01(c) and (d) and Schedule III hereto (and shall include BA Equivalent Loans described in paragraph (m) of Schedule III hereto).

            "Bankruptcy Code" means the Bankruptcy Reform Act of 1978, as amended from time to time, presently codified as Title 11 of the United States Code.

            "Board" means the Board of Governors of the Federal Reserve System of the United States of America.

            "Borrowing" means (a) all ABR Loans, Canadian Base Rate Loans, Canadian Prime Rate Loans, or Bankers' Acceptance Loans of the same Class and Type made, converted or continued on the same date to the same Borrower or (b) all Eurodollar Loans of the same Class and Type that have the same Interest Period and that are made on the same date to the same Borrower. For purposes hereof, the date of a Borrowing comprising one or more Loans that have been converted or continued shall be the effective date of the most recent conversion or continuation of such Loan or Loans.

            "Borrowing Request" means a request by a Borrower for a Borrowing in accordance with Section 2.03.

            "Business Day" means any day (a) that is not a Saturday, Sunday or other day on which commercial banks in New York City are authorized or required by law to remain closed and (b) if such day relates to a borrowing of, a payment or prepayment of principal of or interest on, a continuation or conversion of or into, or the Interest Period for, a Eurodollar Borrowing, or to a notice by a Borrower with respect to any such borrowing, payment, prepayment, continuation, conversion, or Interest Period, that is also a day on which dealings in U.S. Dollar deposits are carried out in the London interbank market (and, if the respective Eurodollar Loan is made, or is outstanding, under the Canadian Revolving Commitments or the Canadian Term Commitments, that is also a day on which commercial banks are authorized or required by law to remain open in Toronto, Ontario). In addition to the foregoing, for purposes of Canadian Prime Rate Loans, Canadian Base Rate Loans and Bankers' Acceptances, any "Business Day" shall also be a day on which commercial banks are authorized or required by law to remain open in Toronto, Ontario and New York City.

            "Business Equipment" means any and all motor vehicles, tractors and trailers, construction equipment, factory, commercial and office equipment and other revenue-earning equipment owned, financed or otherwise held by or for the Company or any Restricted Subsidiary for rental, lease, sale or disposition in the ordinary course of the business of the Company and its Restricted Subsidiaries, other than Rental Equipment.

            "Canadian" when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans constituting such Borrowing, utilize the Canadian Revolving Commitments or the Canadian Term Commitments.

            "Canadian Administrative Agent" means JPMorgan Chase Bank, N.A., Toronto Branch, in its capacity as the administrative agent for the Lenders making Canadian Revolving Loans pursuant to Section 2.01(c) and for the Lenders making Canadian Term Loans pursuant to Section 2.01(d).

            "Canadian Base Rate" means the greater of (i) the per annum rate of interest publicly announced by the Canadian Administrative Agent as its base rate for U.S. Dollar commercial loans made in Canada in effect at its principal office in Toronto, Ontario and (ii) the Federal Funds Effective Rate for such day plus 1/2 of 1%. Any change in the Canadian Base Rate due to a change in such base rate established by the Canadian Administrative Agent or the Federal Funds Effective Rate shall be effective from and including the effective date of such change in such base rate or the Federal Funds Effective Rate, as the case may be. When used in reference to any Loan or Borrowing, "Canadian Base Rate" refers to whether such Loan, or the Loans constituting such Borrowing, are bearing interest at a rate determined in reference to the Canadian Base Rate.

            "Canadian Dollar Equivalent" means with respect to any Borrowing denominated in U.S. Dollars, the amount of Canadian Dollars that would be required to purchase the amount of U.S. Dollars of such Borrowing, on the date of any determination made under Section 1.05 or Section 2.05, based upon the Bank of Canada noon mid-point spot rate (or, if such rate is not available, the spot selling rate at which the Canadian Administrative Agent offers to sell U.S. Dollars for Canadian Dollars in the foreign exchange market at approximately 11:00 a.m. Toronto time).

            "Canadian Dollar Revolving Sublimit" means U.S. $200,000,000.

            "Canadian Dollars" or "Cdn $" refers to the lawful money of Canada.

            "Canadian Dollar Term Sublimit" means U.S. $350,000,000.

            "Canadian Prime Rate" means the greater of (i) the per annum rate of interest established from time to time by the Canadian Administrative Agent in Toronto, Ontario as the prime rate it will use to determine rates of interest on Canadian Dollar-denominated commercial loans to its customers in Canada and (ii) the 30-day CDOR Rate plus 1/2 of 1%. Any change in the Canadian Prime Rate due to a change in such prime rate established by the Canadian Administrative Agent or the 30-day CDOR Rate shall be effective from and including the effective date of such change in the Prime Rate or the 30-day CDOR Rate, as the case may be. When used in reference to any Loan or Borrowing, "Canadian Prime Rate" refers to whether such Loan or the Loans constituting such Borrowing, are bearing interest at a rate determined by reference to the Canadian Prime Rate.

            "Canadian Revolving Commitment" means, with respect to each Lender, the commitment, if any, of such Lender to make Canadian Revolving Credit Loans (including by way of Bankers' Acceptance Loans) hereunder, as such commitment may be (a) reduced from time to time pursuant to Section 2.06 and (b) reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to Section 9.04. The initial amount of each Lender's Canadian Revolving Commitment is set forth on
Schedule I hereto or in the Assignment and Acceptance pursuant to which such Lender shall have assumed its Canadian Revolving Commitment, as applicable. The initial aggregate amount of the Lenders' Canadian Revolving Commitments is U.S. $200,000,000 or its equivalent in Canadian Dollars.

            "Canadian Revolving Lender" means a Lender with a Canadian Revolving Commitment or, if the Canadian Revolving Commitments have terminated or expired, a Lender to whom either Borrower owes Canadian Revolving Loans.

            "Canadian Revolving Loan" means a loan by a Canadian Revolving Lender (or its Non-Canadian Affiliate in the case of a loan to the Company) to either Borrower as part of a Canadian Revolving Borrowing and refers to a Canadian Base Rate Loan, an ABR Loan or a Eurodollar Loan denominated in U.S. Dollars, or a Canadian Prime Rate Loan or Bankers' Acceptance Loan denominated in Canadian Dollars, each of which shall be a "Type" of Canadian Revolving Loan.

            "Canadian Term Availability Period" means the period from and including the Effective Date to but excluding the earlier of the Termination Date and the date of termination of the Canadian Term Commitments.

            "Canadian Term Commitment" means, with respect to each Lender, the commitment, if any, of such Lender to make Canadian Term Loans (including by way of Bankers' Acceptance Loans), hereunder, as such commitment may be reduced from time to time pursuant to assignments by or to such Lender pursuant to Section
9.04. The initial amount of each Lender's Canadian Term Commitment is set forth on Schedule I hereto or in the Assignment and Acceptance pursuant to which such Lender shall have assumed its Canadian Term Commitment, as applicable. The initial aggregate amount of the Lenders' Canadian Term Commitments is U.S. $350,000,000 or its equivalent in Canadian Dollars.

            "Canadian Term Lender" means a Lender with a Canadian Term Commitment or, if the Canadian Term Commitments have terminated or expired, a Lender who has made Canadian Term Loans to either Borrower.

            "Canadian Term Loan" means a loan by a Canadian Term Lender (or its Non-Canadian Affiliate in the case of a loan to the Company) to either Borrower as part of a Canadian Term Borrowing and refers to a Canadian Base Rate Loan, an ABR Loan or a Eurodollar Loan denominated in U.S. Dollars, or a Canadian Prime Rate Loan or Bankers' Acceptance Loan denominated in Canadian Dollars, each of which shall be a "Type" of Canadian Term Loan.

            "CDOR Rate" means the rate determined by the Canadian Administrative Agent as the average per annum percentage discount rate (calculated on the basis of a year of 365 days and rounded upwards to the nearest 1/100 of 1%) applicable to Canadian Dollar bankers' acceptances having a comparable term appearing on the Reuters Screen CDOR Page (or such other page as is a replacement page for such bankers' acceptances) at 10:00 a.m. (Toronto time). If such rates do not appear on the Reuters Screen CDOR Page at such time, the CDOR Rate shall be determined by the Canadian Administrative Agent at or about 10:00 a.m. (Toronto time) on the date of acceptance of a Bankers' Acceptance as the arithmetic average of the discount rates (rounded upwards to the nearest 1/100 of 1% based on a year of 365 days) quoted by any Schedule I Canadian bank under the Bank Act (Canada), determined by the Canadian Administrative Agent in its sole discretion, as the discount rate at which it would, in accordance with its normal practice, purchase on such date its own bankers' acceptances with a term comparable to the term of such Bankers' Acceptance.

            "Change in Law" means (a) the adoption of any law, rule or regulation after the date of this Agreement, (b) any change in any law, rule or regulation or in the interpretation or application thereof by any Governmental Authority after the date of this Agreement or (c) compliance by any Lender (or, for purposes of Section 2.12(b), by any lending office of such Lender or by such Lender's holding company, if any) with any request, guideline or directive (whether or not having the force of law) of any Governmental Authority made or issued after the date of this Agreement.

            "Change of Control" means the occurrence of any event, transaction or occurrence as a result of which either (i) prior to a Qualified Public Offering, Ford Motor Company shall cease to own and control, directly or indirectly, at least fifty-one percent (51%) of the outstanding stock of the Company having ordinary voting rights in the election of directors on a fully diluted basis, (ii) after a Qualified Public Offering, either (A) Ford Motor Company shall cease to own and control, directly or indirectly, at least twenty-five percent (25%) of the outstanding stock of the Company having ordinary voting rights in the election of directors on a fully diluted basis or
(B) any Person or "group" (within the meaning of the Securities Exchange Act as in effect on the date hereof), other than Ford Motor Company and its Subsidiaries, shall acquire or own, directly or indirectly, beneficially or of record, an equal or greater percentage than Ford Motor Company (directly or indirectly) of the voting rights associated with the outstanding stock of all classes of the Company on a fully diluted basis, or (iii) during any period of 25 consecutive calendar months, a majority of the Board of Directors of the Company shall no longer be composed of individuals (x) who were members of such Board of Directors on the first day of such period, (y) whose election or nomination to such Board of Directors was approved by individuals referred to in clause (x) above constituting at the time of such election or nomination at least a majority of such Board or (z) whose election or nomination to such Board of Directors was approved by individuals referred to in clauses (x) and (y) above constituting at the time of such election or nomination at least a majority of such Board of Directors.

            "Class", when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans constituting such Borrowing, are Canadian Term Loans, Canadian Revolving Loans, U.S. Term Loans or U.S. Revolving Loans; when used in reference to any Lender, refers to whether such Lender is a Canadian Term Lender, a Canadian Revolving Lender, a U.S. Term Lender or a U.S. Revolving Lender; and, when used in reference to any Commitment, refers to whether such Commitment is a Canadian Term Commitment, a Canadian Revolving Commitment, a U.S. Term Commitment or U.S. Revolving Commitment.

            "Code" means the Internal Revenue Code of 1986, as amended from time to time.

            "Commitment" means any Revolving Commitment or any Term Commitment.

            "Consolidated Net Worth" means the capital and surplus accounts of the Company and its Restricted Subsidiaries as shown in the most recent consolidated balance sheet of the Company and its Restricted Subsidiaries.

            "Credit Exposure" means, with respect to any Lender, an amount equal to (i) the aggregate principal amount of such Lender's Loans plus (ii) the aggregate amount of such Lender's unused Commitments.

            "Default" means any event or condition which constitutes an Event of Default or which upon notice, lapse of time or both would, unless cured or waived, become an Event of Default.

            "Effective Date" means the date on which the conditions specified in clauses (a) through (g) of Section 5.01 are satisfied (or waived in accordance with Section 9.02), but in no event shall occur later than June 1, 2005.

            "Equity Interests" means shares of capital stock, partnership interests, membership interests in a limited liability company, beneficial interests in a trust or other equity ownership interests in a Person, and any warrants, options or other rights entitling the holder thereof to purchase or acquire any such equity interest.

            "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time.

            "Eurocurrency Liabilities" has the meaning assigned to that term in Regulation D of the Board of Governors of the Federal Reserve System, as in effect from time to time.

            "Eurodollar", when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans constituting such Borrowing, are bearing interest at a rate determined by reference to the Adjusted LIBO Rate.

            "Event of Default" has the meaning assigned to such term in Article VII.

            "Excluded Taxes" means, with respect to an Administrative Agent, any Lender or any other recipient of any payment to be made by or on account of any obligation of either Borrower hereunder, (a) income or franchise taxes imposed on (or measured by) its net income by the jurisdiction under the laws of which such recipient is organized or in which its principal office is located or, in the case of any Lender, in which its applicable lending office is located, (b) any branch profits taxes or any similar tax imposed by any jurisdiction in which the relevant Borrower is located, (c) in the case of a Foreign Lender to the Company (other than an assignee pursuant to a request by the Company under Section 2.16(b)), any United States withholding tax to which amounts paid or credited by said Borrower to such Foreign Lender are subject at the time such Foreign Lender first becomes a Lender (or to which such Foreign Lender would be subject if amounts of interest were paid or credited hereunder by the Company to such Foreign Lender at that time) or that is attributable to such Foreign Lender's failure or inability (other than as a result of a Change in Law) to comply with Section 2.14(e), except to the extent that such Foreign Lender's assignor (if any) was entitled, at the time of assignment, to receive additional amounts from the Borrowers pursuant to this Agreement with respect to such withholding tax as a result of any Changes in Law that occurred prior to such Foreign Lender becoming a Lender to the Company under this Agreement (for the avoidance of doubt, including any Changes in Law that occurred prior to the Foreign Lender's assignor becoming a Lender under this Agreement) or unless such taxes are imposed as a result of a Change in Law that occurs following the date of the assignment (or participation) and (d) in the case of a Foreign Lender to Hertz Canada (other than an assignee pursuant to a request by the Company under Section 2.16(b)), any Canadian withholding tax to which amounts paid or credited by said Borrower to such Foreign Lender are subject at the time such Foreign Lender first becomes a Lender (or to which such Foreign Lender would be subject if amounts of interest were paid or credited hereunder by Hertz Canada to such Foreign Lender at that time) or that is attributable to such Foreign Lender's failure or inability (other than as a result of a Change in Law) to comply with
Section 2.14(e), except to the extent that such Foreign Lender's assignor (if any) was entitled, at the time of assignment, to receive additional amounts from the Borrowers pursuant to this Agreement with respect to such withholding tax as a result of any Changes in Law that occurred prior to such Foreign Lender becoming a Lender to Hertz Canada under this Agreement (for the avoidance of doubt, including any Changes in Law that occurred prior to the Foreign Lender's assignor becoming a Lender under this Agreement) or unless such taxes are imposed as a result of a Change in Law that occurs following the date of the assignment (or participation).

            "Existing Bilateral Credit Agreements" means the existing bilateral credit agreements of the Company and Ford Motor Company consisting of each of their 364-day and 5-year revolving credit facilities, as any such agreement may be amended, supplemented or otherwise modified and including any renewals, replacements, extensions and refinancings thereof.

            "Facility Fee" has the meaning set forth in Section 2.09(a).

            "Federal Funds Effective Rate" means, for any day, the weighted average (rounded upwards, if necessary, to the nearest 1/100 of 1%) of the per annum rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published on the next succeeding Business Day by the Federal Reserve Bank of New York, or, if such rate is not so published for any day that is a Business Day, the average (rounded upwards, if necessary, to the nearest 1/100 of 1%) of the quotations for such day for such transactions received by the U.S. Administrative Agent from three Federal funds brokers of recognized standing selected by it.

            "Financial Officer" means, for any Person at any time, each of the chief financial officer, principal accounting officer, treasurer or controller of such Person at such time.

            "Ford Note" means a promissory note issued by the Company payable to Ford Holdings LLC (or another holding company of the Company that is a Subsidiary of Ford Motor Company) after the date hereof and distributed to Ford Holdings LLC (or such other holding company), provided that (i) the obligations of the Company thereunder are unsecured and fully subordinated as to payment and performance in all respects to all of the obligations of the Company under this Agreement on terms and conditions acceptable to the Initial Lenders, (ii) no Subsidiary of the Company has any obligations thereunder and (iii) such promissory note does not have any required amortization, maturity, mandatory put, redemption, repayment, or other similar provision or requirement, or any cash interest thereon, and in any event is not payable, falling due or capable of falling due, prior to the later of (a) December 1, 2006 and (b) one year after the Stated Maturity, except solely to the extent actually paid out of moneys otherwise permitted to be paid pursuant to Section 6.09.

            "Ford Preferred" means preferred equity issued by the Company to Ford Motor Company (or another holding company of the Company that is a Subsidiary of Ford Motor Company) after the date hereof, provided that the obligations of the Company thereunder are fully subordinated as to payment and performance in all respects to all of the obligations of the Company under this Agreement on terms and conditions not less favorable to the Lenders than those of the Ford Note.

            "Ford Replacement Obligation" means a debt obligation of or equity issuance by the Company all of the proceeds of which are forthwith used to repay in full the Ford Note, provided that (i) the terms thereof are no less favorable to the Lenders than those of the Ford Note, (ii) prior to any such incurrence or issuance, the Company shall have provided notice and a reasonable detailed description thereof to the Administrative Agents and (iii) any payments thereof shall only be permitted pursuant to Section 6.09.

            "Foreign Lender" means (i) with respect to the Company, any Lender that is organized under the laws of a jurisdiction other than that of the United States of America and (ii) with respect to Hertz Canada, any Lender that is not a resident of Canada for purposes of Part XIII of the Income Tax Act (Canada). For purposes of this definition, (a) the United States of America, each State thereof and the District of Columbia shall be deemed to constitute a single jurisdiction and (b) Canada and each Province thereof shall be deemed to constitute a single jurisdiction.

            "Foreign Subsidiary Bilateral Agreement" means any bilateral credit agreement between any Subsidiary of the Company organized in a jurisdiction other than that of the United States or any State thereof and any single lender.

            "GAAP" means generally accepted accounting principles of the United States of America applied on a basis consistent with those which, in accordance with the last sentence of Section 1.04(a), are to be used in making the calculations for purposes of determining compliance with this Agreement.

            "Governmental Authority" means the government of the United States of America, or of any other nation, or any political subdivision thereof, whether state, local or provincial, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government.

            "Guarantee" means the guarantee and other obligations of the Company set forth in Article III.

            "Guaranteed Obligations" has the meaning assigned to such term in
Section 3.01.

            "Indemnified Taxes" means Taxes other than Excluded Taxes.

            "Index Debt" means senior, unsecured, long-term indebtedness for borrowed money of the Company that is not guaranteed by any other Person or subject to any other credit enhancement.

            "Initial Lenders" means JPMorgan Chase Bank, N.A., Citicorp North America Inc. and Goldman Sachs Credit Partners L.P., in each case together with its Affiliates.

            "Interest Election Request" means a request by a Borrower to convert or continue a Borrowing in accordance with Section 2.05.

            "Interest Payment Date" means (a) with respect to any ABR Loan, Canadian Base Rate Loan or Canadian Prime Rate Loan, each Quarterly Date and (b) with respect to any Eurodollar Loan, the last day of each Interest Period therefor and, in the case of any Eurodollar Loan with an Interest Period of more than three months' duration, the date falling three months after the making of such Eurodollar Loan and each date falling at three-month intervals thereafter.

            "Interest Period" means for any Eurodollar Loan or Eurodollar Borrowing, the period commencing on the date of such Loan or Borrowing and ending on the numerically corresponding day in the calendar month that is one, two, three or six months thereafter, as specified in the applicable Borrowing Request or Interest Election Request; provided that (i) if any Interest Period would end on a day other than a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless, in the case of a Eurodollar Borrowing only, such next succeeding Business Day would fall in the next calendar month, in which case such Interest Period shall end on the next preceding Business Day, and (ii) any Interest Period pertaining to a Eurodollar Borrowing that commences on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the last calendar month of such Interest Period) shall end on the last Business Day of the last calendar month of such Interest Period. For purposes hereof, the date of a Loan initially shall be the date on which such Loan is made and, in the case of a Loan, thereafter shall be the effective date of the most recent conversion or continuation of such Loan, and the date of a Borrowing comprising Loans that have been converted or continued shall be the effective date of the most recent conversion or continuation of such Loans.

            "JPMCB" means JPMorgan Chase Bank, N.A.

            "Lenders" means the Persons listed on Schedule I hereto, and any other Person that shall have become a party hereto pursuant to an Assignment and Acceptance, other than any such Person that ceases to be a party hereto pursuant to an Assignment and Acceptance.

            "LIBO Rate" means, for the Interest Period for any Eurodollar Borrowing, the rate per annum appearing on Page 3750 of the Telerate Service (or on any successor or substitute page of such Service, or any successor to or substitute for such Service, providing rate quotations comparable to those currently provided on such page of such Service, as determined by the applicable Administrative Agent from time to time for purposes of providing quotations of interest rates applicable to U.S. Dollar deposits in the London interbank market) at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such

Interest Period, as the rate for the offering of U.S. Dollar deposits with a maturity comparable to such Interest Period. In the event that such rate is not available at such time for any reason, then the LIBO Rate for such Interest Period shall be the rate at which U.S. Dollar deposits of U.S. $5,000,000 and for a maturity comparable to such Interest Period are offered by the principal London office of the applicable Administrative Agent in immediately available funds in the London interbank market at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period.

            "Loans" means the Canadian Revolving Loans, the Canadian Term Loans, the U.S. Revolving Loans and the U.S. Term Loans made by the Lenders to the Borrowers pursuant to this Agreement.

            "Margin Stock" means "margin stock" within the meaning of Regulations T, U and X of the Board.

            "Moody's" means Moody's Investors Service, Inc.

            "Net Available Proceeds" means:

            (a) in the case of any Asset Sale, the aggregate amount of all cash payments (including future cash payments received in respect of non-cash consideration therefrom) received by the Company and its Subsidiaries directly or indirectly in connection with such Asset Sale; provided that
      (i) Net Available Proceeds shall be net of the amount of any legal, title and recording tax expenses, commissions, taxes paid or estimated to be paid and other fees and expenses paid by the Company and its Subsidiaries in connection with such Asset Sale and (ii) Net Available Proceeds shall be net of any repayments by the Company or any of its Subsidiaries of indebtedness to the extent that (x) such indebtedness is secured by a lien on the property that is the subject of such Asset Sale and (y) the transferee of (or holder of a lien on) such property requires that such indebtedness be repaid as a condition to the purchase of such property;

            (b) in the case of any receipt by the Company or any of its Subsidiaries of any cash proceeds from any capital contribution or any sale or issuance of its Equity Interests, the aggregate amount of all cash received by the Company and its Subsidiaries in respect thereof net of fees and expenses incurred by the Company and its Subsidiaries in connection therewith; and

            (c) in the case of any incurrence by the Company or any of its Subsidiaries of any indebtedness, the aggregate amount of all cash received by the Company and its Subsidiaries in respect thereof net of fees and expenses incurred by the Company and its Subsidiaries in connection therewith.

            "Non-Canadian Affiliate" means an Affiliate or office of a Canadian Revolving Lender or a Canadian Term Lender that is (i) a U.S. corporation or entity (or office thereof) through which Loans to the Company would be considered effectively connected with a trade or business in the United States or (ii) an entity organized under the law of any other jurisdiction (or office thereof) as shall allow payments of interest on the Canadian Term Loans and the Canadian

Revolving Loans made to the Company to be made without withholding of any Indemnified Taxes.

            "Other Taxes" means any and all present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies arising from any payment made under this Agreement or from the execution, delivery or enforcement of, or otherwise with respect to, this Agreement.

            "Person" means any individual, corporation, company, voluntary association, partnership, joint venture, trust, unincorporated organization or government (or any agency, instrumentality or political subdivision thereof).

            "Plan" means any employee benefit plan or other plan (other than a multi-employer benefit plan) maintained by the Company for employees of the Company and certain affiliates and covered by Title IV of ERISA.

            "Prime Rate" means the rate of interest per annum publicly announced from time to time by JPMCB as its prime rate in effect at its principal office in New York City; each change in the Prime Rate shall be effective from and including the date such change is publicly announced as being effective.

            "Principal Property" means any building, structure or other facility (including land and fixtures) owned by the Company or any Restricted Subsidiary having a gross book value in excess of 2% of Consolidated Net Worth and Subordinated Debt, other than any such building, structure or other facility which, in the opinion of the Board of Directors of the Company, is not of material importance to the total business conducted by the Company and its Subsidiaries as an entirety.

            "Qualified Public Offering" shall mean a bona fide underwritten sale to the public of common stock of the Company (or, for purposes of the definition of "Change of Control", of a holding company of the Company that is a Subsidiary of Ford Motor Company) pursuant to a registration statement (other than on Form S-8 or any other form relating to securities issuable under any benefit plan of either Borrower or any of their Subsidiaries, as the case may be) that is declared effective by the SEC and which results in minimum aggregate gross cash proceeds in excess of U.S. $500,000,000.

            "Quarterly Dates" means the quarterly anniversaries of the Effective Date; provided that, if any such date is not a Business Day, the respective Quarterly Date shall be the next preceding Business Day.

            "Register" has the meaning assigned to such term in Section 9.04.

            "Related Parties" means, with respect to any specified Person, such Person's Affiliates and the respective directors, officers, employees, agents and advisors of such Person and such Person's Affiliates.

            "Rental Equipment" means all automobiles, trucks, tractors and trailers (except for such vehicles as are used to transport, deliver or support equipment used in the construction equipment rental operations of the Company or any of its Subsidiaries) owned, financed or otherwise held by the Company or any Restricted Subsidiary which, in the ordinary course of business, are offered for rental within the United States for periods of less than 30 days.

            "Reportable Event" has the meaning set forth in Title IV of ERISA.

            "Required Lenders" means, at any time, subject to the last paragraph of Section 9.02(b), Lenders having more than 50% of the sum of (i) the aggregate unpaid principal amount of the Loans then outstanding and (ii) the aggregate amount of the unused Commitments at such time. The "Required Lenders" of a particular Class of Loans means Lenders having Loans and unused Commitments of such Class representing more than 50% of the total Loans and unused Commitments of such Class at such time.

            "Restricted Payment" means (i) any dividend or other distribution (whether in cash, securities or other property) with respect to any Equity Interests in the Company, or any payment (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancellation or termination of any such Equity Interests in the Company or any option, warrant or other right to acquire any such Equity Interests in the Company and (ii) any payment in respect of any indebtedness owing by the Company or any of its Subsidiaries to Ford Motor Company or any of its Affiliates (other than to the Company or its Subsidiaries).

            "Restricted Subsidiary" means any Subsidiary of the Company which is identified as a Restricted Subsidiary on Schedule II attached hereto or which after the date of this Agreement is designated by the Board of Directors of the Company as a Restricted Subsidiary, which designation shall be evidenced by a resolution of the Board of Directors of the Company, provided that any Subsidiary so designated may be redesignated by the Board of Directors of the Company as an Unrestricted Subsidiary in accordance with the provisions of this definition. Any such designation or redesignation may be made more than once with respect to any Subsidiary.

            Notwithstanding the foregoing, (i) no Restricted Subsidiary may be designated an Unrestricted Subsidiary unless such Subsidiary, at the time of designation as an Unrestricted Subsidiary, does not own, directly or indirectly, any Equity Interests of any other Restricted Subsidiary or have any lien upon any of the assets of any other Restricted Subsidiary; and (ii) no Unrestricted Subsidiary may be designated a Restricted Subsidiary unless (A) at the time of such designation, the Company would be permitted to incur Secured Debt, if any, of such Subsidiary under Section 6.03 (without reference to subsection (a) or (c) thereof) without securing the obligations hereunder as provided in Section 6.03, and (B) at the time of such designation, such Subsidiary does not have outstanding any obligations with respect to a Sale and Leaseback Transaction which would have been prohibited under Section 6.04 had such Subsidiary been a Restricted Subsidiary at the time of such transaction.

            "Revolving", when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans constituting such Borrowing, are made pursuant to Section 2.01(b) or (d).

            "Revolving Commitment" means a Canadian Revolving Commitment or U.S. Revolving Commitment, or any combination thereof (as the context requires).

            "Revolving Lender" means, as applicable, a Canadian Revolving Lender or U.S. Revolving Lender.

            "S&P" means Standard & Poor's Ratings Services, a Division of The McGraw-Hill Companies, Inc.

            "Sale and Leaseback Transaction" means any sale or transfer by the Company or one or more Restricted Subsidiaries (except a sale or transfer to the Company or one or more Restricted Subsidiaries) of any Principal Property made more than 180 days after the later of the acquisition of such Principal Property or the completion of construction or full commencement of operations thereof, if such sale or transfer is made with the intention of, or as part of an arrangement involving, the lease of such Principal Property to the Company or a Restricted Subsidiary (except a lease for a period not exceeding 36 months, made with the intention that the use of the leased Principal Property by the Company or such Restricted Subsidiary will be discontinued on or before the expiration of such period).

            "Schedule III" means "Schedule III" hereto and made a part hereof, which Schedule III sets forth certain terms and conditions relating to Bankers' Acceptances and BA Equivalent Loans.

            "Secured Debt" means all indebtedness which is secured by a lien upon any property of the Company or any Restricted Subsidiary, including any Equity Interests or indebtedness of any Restricted Subsidiary. For the purpose of this definition, Secured Debt for which neither the Company nor any Restricted Subsidiary is liable for payment shall not be considered outstanding in an amount greater than the net book value of the property of the Company or the Restricted Subsidiary which secures such Secured Debt.

            "Senior Debt" means all indebtedness of the Company or any Restricted Subsidiary for money borrowed or capitalized lease obligations (including the indebtedness hereunder and, without duplication, any liability of the Company or a Restricted Subsidiary pursuant to any guarantee of or agreement to purchase the indebtedness of any other Person, but excluding any indebtedness under any Asset Backed Facility), whether evidenced by a bond, debenture, note, contract right or otherwise, other than Subordinated Debt.

            "Stated Maturity" means November 23, 2005.

            "Statutory Reserve Rate" means, for the Interest Period for any Eurodollar Borrowing, a fraction (expressed as a decimal), the numerator of which is the number one and the denominator of which is the number one minus the arithmetic mean, taken over each day in such Interest Period, of the aggregate of the maximum reserve percentages (including any marginal, special, emergency or supplemental reserves) expressed as a decimal established by the Board to which the U.S. Administrative Agent is subject for eurocurrency funding (currently referred to as "Eurocurrency liabilities" in Regulation D of the Board). Such reserve percentages shall include those imposed pursuant to such Regulation D. Eurodollar Loans shall be deemed to constitute eurocurrency funding and to be subject to such reserve requirements without benefit of or credit for proration, exemptions or offsets that may be available from time to time to any Lender under such Regulation D or any comparable regulation. The Statutory Reserve Rate shall be adjusted automatically on and as of the effective date of any change in any reserve percentage.

            "Subordinated Debt" means any indebtedness of the Company either (i) existing on the date hereof and designated as senior subordinated or junior subordinated debt in a certificate of the Company delivered to the U.S. Administrative Agent on or prior to the date hereof or (ii) incurred after the date hereof, designated as senior subordinated or junior subordinated debt in the instruments evidencing such indebtedness at the time of issuance thereof and either (a) the subordination provisions of which are at least as restrictive as those governing the indebtedness issued pursuant to the Indenture dated June 1, 1989 between the Company and The Bank of New York, as trustee relating to the issuance of the Company's senior subordinated debt securities, (b) the subordination provisions of which are at least as restrictive as those governing the indebtedness issued pursuant to the Indenture dated July 1, 1993 between the Company and Citibank, N.A., as trustee relating to the issuance of the Company's junior subordinated debt securities or (c) such junior subordinated debt ranks pari passu with or is subordinated in right of payment to such junior subordinated debt securities.

            "Subsidiary" means, for any Person, any corporation, partnership or other entity of which at least a majority of the securities or other ownership interests having by the terms thereof ordinary voting power to elect a majority of the board of directors or other Persons performing similar functions of such corporation, partnership or other entity (irrespective of whether or not at the time securities or other ownership interests of any other class or classes of such corporation, partnership or other entity shall have or might have voting power by reason of the happening of any contingency) is at the time directly or indirectly owned or controlled by such Person or one or more Subsidiaries of such Person or by such Person and one or more Subsidiaries of such Person.

            "Taxes" means any and all present or future taxes, levies, imposts, duties, deductions, charges or withholdings imposed by any Governmental Authority.

            "Term", when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans constituting such Borrowing, are made pursuant to Section 2.01(a) or (c)

            "Term Availability Period" means the Canadian Term Availability Period or the U.S. Term Availability Period, as applicable.

            "Term Commitment" means a Canadian Term Commitment or U.S. Term Commitment, or any combination thereof (as the context requires).

            "Termination Date" means July 26, 2005.

            "Term Lender" means, as applicable, a Canadian Term Lender or U.S. Term Lender.

            "Transactions" means the execution, delivery and performance by each Borrower of this Agreement to which such Borrower is intended to be a party, the Borrowing of Loans, the use of the proceeds thereof.

            "Type", when used in reference to any Loan or Borrowing, refers to whether the rate of interest on such Loan, or on the Loans constituting such Borrowing, is determined by reference to (a) in the case of U.S. Loans or U.S. Borrowings, the Adjusted LIBO Rate or the Alternate Base Rate or (b) in the case of Canadian Loans or Canadian Borrowings, the Adjusted LIBO Rate, the Canadian Base Rate, the Canadian Prime Rate or Bankers' Acceptances.

            "Unrestricted Subsidiary" means any Subsidiary of the Company which is not a Restricted Subsidiary.

            "U.S." when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans constituting such Borrowing, utilize the U.S. Revolving Commitments or the U.S. Term Commitments.

            "U.S. Administrative Agent" means JPMCB, in its capacity as the administrative agent for the Lenders making U.S. Revolving Loans pursuant to
Section 2.01(a) or the Lender making U.S. Term Loans pursuant to Section
2.01(b).

            "U.S. Dollar Equivalent" means with respect to any Borrowing denominated in Canadian Dollars, the amount of U.S. Dollars that would be required to purchase the amount of Canadian Dollars of such Borrowing, on the date of any determination made under Section 1.05 or Section 2.05, based upon the Bank of Canada noon mid-point spot rate (or, if such rate is not available, the spot selling rate at which the Canadian Administrative Agent offers to sell Canadian Dollars for U.S. Dollars in the foreign exchange market at approximately 11:00 a.m. Toronto time).

            "U.S. Dollars" or "U.S. $" refers to the lawful money of the United States of America.

            "U.S. Revolving Commitment" means, with respect to each Lender, the commitment, if any, of such Lender to make U.S. Revolving Credit Loans hereunder, as such commitment may be (a) reduced from time to time pursuant to
Section 2.08 and (b) reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to Section 9.04. The initial amount of each Lender's U.S. Revolving Commitment is set forth on Schedule I hereto or in the Assignment and Acceptance pursuant to which such Lender shall have assumed its U.S. Revolving Commitment, as applicable. The initial aggregate amount of the Lenders' U.S. Revolving Commitments is U.S. $800,000,000.

            "U.S. Revolving Lender" means a Lender with a U.S. Revolving Commitment or, if the U.S. Revolving Commitments have terminated or expired, a Lender to whom the Company owes U.S. Revolving Loans.

            "U.S. Revolving Loan" means a loan by a U.S. Revolving Lender to a Borrower as part of a U.S. Revolving Borrowing and refers to an ABR Loan or a Eurodollar Loan, each of which shall be a "Type" of U.S. Revolving Loan.

            "U.S. Term Availability Period" means the period from and including the Effective Date to but excluding the earlier of the Termination Date and the date of termination of the U.S. Term Commitments.

            "U.S. Term Commitment" means, with respect to each Lender, the commitment, if any, of such Lender to make U.S. Term Loans as such commitment may be reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to Section 9.04. The initial amount of each Lender's U.S. Term Commitment is set forth on Schedule I hereto or in the Assignment and Acceptance pursuant to which such Lender shall have assumed its U.S. Term Commitment, as applicable. The initial aggregate amount of the Lenders' U.S. Term Commitments is U.S. $1,650,000,000.

            "U.S. Term Lender" means a Lender with a U.S. Term Commitment or, if the U.S. Term Commitments have terminated or expired, a Lender to whom the Company owes U.S. Term Loans.

            "U.S. Term Loan" means a loan by a U.S. Term Lender to a Borrower as part of a U.S. Term Loan Borrowing and refers to an ABR Loan or a Eurodollar Loan, each of which shall be a "Type" of U.S. Term Loan.

            SECTION 1.02. Classification of Loans and Borrowings. For purposes of this Agreement, Loans may be classified and referred to by Class (e.g., a "Canadian Term Loan") or by Type (e.g., a "Eurodollar Loan"). Borrowings also may be classified and referred to by Class (e.g. a "Canadian Term Borrowing") or by Type (e.g., a "Eurodollar Borrowing").

            SECTION 1.03. Terms Generally. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words "include", "includes" and "including" shall be deemed to be followed by the phrase "without limitation". The word "will" shall be construed to have the same meaning and effect as the word "shall". Unless the context requires otherwise (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein), (b) any reference herein to any Person shall be construed to include such Person's successors and assigns, (c) the words "herein", "hereof" and "hereunder", and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (d) all references herein to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, this Agreement and (e) the words "asset" and "property" shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights.

            SECTION 1.04. Accounting Terms; GAAP. Except as otherwise expressly provided herein, all terms of an accounting or financial nature shall be construed in accordance with GAAP, as in effect from time to time; provided that, if the Company notifies the U.S. Administrative Agent that the Company requests an amendment to any provision hereof to eliminate the effect of any change occurring after the date hereof in GAAP or in the application thereof on the operation of such provision (or if the U.S. Administrative Agent notifies the Company that the Required Lenders request an amendment to any provision hereof for such purpose), regardless of whether any such notice is given before or after such change in GAAP or in the application thereof, then such provision shall be interpreted on the basis of GAAP as in effect and applied immediately before such change shall have become effective until such notice shall have been withdrawn or such provision amended in accordance herewith.

            SECTION 1.05. Currencies; Currency Equivalents. Except as provided in Section 2.08(b), for purposes of determining (i) whether the amount of any Canadian Revolving Borrowing would exceed the aggregate amount of the Canadian Revolving Commitments or the amount of any Canadian Term Borrowing would exceed the aggregate amount of the Canadian Term Commitments, (ii) the aggregate unutilized amount of the Canadian Revolving Commitments or the Canadian Term Commitments and (iii) the outstanding principal amount of any Canadian Revolving Borrowing or Canadian Term Borrowing that is denominated in Canadian Dollars shall be deemed to be the U.S. Dollar Equivalent of the amount of the Canadian Dollars of such Borrowing determined as of the date of such Borrowing (determined in accordance with the last sentence of the definition of the term "Borrowing").

                                   ARTICLE II

                                   THE CREDITS

            SECTION 2.01. The Commitments.

            (a) U.S. Term Loans. Subject to the terms and conditions set forth herein, each U.S. Term Lender agrees to make up to eight U.S. Term Loans to the Company from time to time during the U.S. Term Availability Period in an aggregate principal amount that shall not exceed such Lender's U.S. Term Commitment. U.S. Term Loans may be made in U.S. Dollars to the Company as ABR Loans or Eurodollar Loans, all as more particularly described herein.

            (b) U.S. Revolving Loans. Subject to the terms and conditions set forth herein, each U.S. Revolving Lender agrees to make U.S. Revolving Loans to the Company from time to time during the period from the Effective Date until the Stated Maturity in an aggregate principal amount that will not result in the aggregate principal amount of U.S. Revolving Loans made by such Lender exceeding such Lender's U.S. Revolving Commitment. U.S. Revolving Loans may be made in U.S. Dollars to the Company as ABR Loans or Eurodollar Loans, all as more particularly described herein. Within the foregoing limits and subject to the terms and conditions set forth herein, the Company may borrow, prepay and reborrow U.S. Revolving Loans.

            (c) Canadian Term Loans. Subject to the terms and conditions set forth herein, each Canadian Term Lender agrees to make up to eight Canadian Term Loans to Hertz Canada or the Company from time to time during the Canadian Term Availability Period in an aggregate principal amount that shall not exceed such Lender's Canadian Term Commitment. Canadian Term Loans may be made (i) to the Company in U.S. Dollars as ABR Loans or Eurodollar Loans or (ii) to Hertz Canada in U.S. Dollars as Canadian Base Rate Loans or

Eurodollar Loans, in Canadian Dollars as Canadian Prime Rate Loans, or by means of the creation and discount of Bankers' Acceptances on the terms and conditions provided for herein and in Schedule III hereto (or, alternatively, by means of BA Equivalent Loans as provided in said Schedule III), all as more particularly described herein.

            (d) Canadian Revolving Loans. Subject to the terms and conditions set forth herein, each Canadian Revolving Lender agrees to make Canadian Revolving Loans to Hertz Canada or the Company from time to time during the period from the Effective Date until the Stated Maturity in an aggregate principal amount that will not result in the aggregate principal amount of Canadian Revolving Loans made by such Lender exceeding such Lender's Canadian Revolving Commitment. Canadian Revolving Loans may be made (i) to the Company in U.S. Dollars as ABR Loans or Eurodollar Loans or (ii) to Hertz Canada in U.S. Dollars as Canadian Base Rate Loans or Eurodollar Loans, in Canadian Dollars as Canadian Prime Rate Loans or by means of the creation and discount of Bankers' Acceptances on the terms and conditions provided for herein and in Schedule III hereto (or, alternatively, by means of BA Equivalent Loans as provided in said
Schedule III), all as more particularly described herein. Within the foregoing limits and subject to the terms and conditions set forth herein, the Company and Hertz Canada may borrow, prepay and reborrow Canadian Revolving Loans.

            (e) Canadian Lending Offices. The initial lending office of each Canadian Term Lender for Canadian Term Loans and of each Canadian Revolving Lender for Canadian Revolving Loans, in each case to be made to Hertz Canada, shall be located in Canada (or in such other jurisdiction as shall allow payments of interest on the Canadian Term Loans and the Canadian Revolving Loans made to Hertz Canada to be made without withholding of any Canadian Taxes). Each Canadian Term Lender and each Canadian Revolving Lender shall make any Canadian Term Loan or Canadian Revolving Loan, as the case may be, to the Company through a Non-Canadian Affiliate.

            (f) Obligations of Hertz Canada. Notwithstanding anything contained in this Agreement, the parties acknowledge and agree that the obligations of Hertz Canada hereunder are several, and Hertz Canada shall not be jointly or jointly and severally liable with the Company for any liabilities or obligation of the Company.

            (g) Termination. All Term Commitments hereunder shall terminate upon the end of the Term Availability Period and all Revolving Commitments hereunder shall terminate upon the Stated Maturity.

            SECTION 2.02. Loans and Borrowings.

            (a) Obligations of Lenders. Each Loan shall be made as part of a Borrowing consisting of Loans of the same Class and Type made by the Lenders to a Borrower ratably in accordance with their respective Commitments of the applicable Class. The failure of any Lender to make any Loan required to be made by it shall not relieve any other Lender of its obligations hereunder; provided that the Commitments of the Lenders are several and no Lender shall be responsible for any other Lender's failure to make Loans as required.

            (b) Type of Loans. Subject to Section 2.11, each Borrowing shall be constituted entirely of ABR Loans, Eurodollar Loans, Bankers' Acceptance Loans, Canadian Base Rate Loans or Canadian Prime Rate Loans as the relevant Borrower may request in accordance herewith. Each Lender at its option may make any Eurodollar Loan by causing any domestic or foreign branch or Affiliate of such Lender to make such Loan; provided that any exercise of such option shall not affect the obligation of such Borrower to repay such Loan in accordance with the terms of this Agreement.

            (c) Minimum Amounts; Limitation on Number of Borrowings. Each Eurodollar Borrowing shall be in an aggregate amount of U.S. $3,000,000 or a larger multiple of U.S. $1,000,000. Each ABR Borrowing shall be in an aggregate amount equal to U.S. $3,000,000 or a larger multiple of U.S. $1,000,000; provided that an ABR Borrowing may be in an aggregate amount that is equal to the entire unused balance of the total U.S. Revolving Commitments or the total U.S. Term Commitments, as the case may be. Each Canadian Base Rate Borrowing shall be in an aggregate amount equal to U.S. $3,000,000 or a larger multiple of U.S. $1,000,000; provided that a Canadian Base Rate Borrowing may be in an aggregate amount that is equal to the entire unused balance of the total Canadian Revolving Commitments or the total Canadian Term Commitments, as the case may be. Each Canadian Prime Rate Borrowing shall be in an aggregate amount equal to Cdn $3,000,000 or a larger multiple of Cdn $1,000,000; provided that a Canadian Prime Rate Borrowing may in the aggregate amount that is equal to the entire unused balance of the total Canadian Revolving Commitments or the total Canadian Term Commitments, as the case may be. Borrowings of more than one Type may be outstanding at the same time; provided that there shall not at any time be more than a total of eight Eurodollar Borrowings outstanding. The provisions of this subsection (c) shall not be applicable to Bankers' Acceptances or BA Equivalent Loans, which shall be issued in the denominations provided in
Schedule III hereto.

            (d) Limitations on Interest Periods. Notwithstanding any other provision of this Agreement, no Borrower shall be entitled to request (or to elect to convert to or continue as a Eurodollar Borrowing) any Revolving Borrowing or any Term Borrowing if the Interest Period requested therefor would end after the Stated Maturity.

            SECTION 2.03. Requests for Borrowings.

            (a) Notice by Borrowers. To request a Borrowing, the relevant Borrower shall notify the applicable Administrative Agent of such request by telephone (i) in the case of a Eurodollar Borrowing, not later than 12:00 noon, New York City time, three Business Days (or, in the case of a notice delivered on the date hereof, two Business Days) before the date of the proposed Borrowing or (ii) in the case of an ABR Borrowing, Canadian Prime Rate Borrowing or Canadian Base Rate Borrowing, not later than 10:00 a.m., New York City time, on the date of the proposed Borrowing. Each such telephonic Borrowing Request shall be irrevocable and shall be confirmed promptly by hand delivery or telecopy to the applicable Administrative Agent of a written Borrowing Request in a form approved by the applicable Administrative Agent and signed by the Company. Except for Section 2.03(d), the provisions of this Section 2.03 shall not be applicable to Bankers' Acceptances or BA Equivalent Loans, which shall be subject to the notice requirements set forth in paragraph (a) of Schedule III hereto.

            (b) Content of Borrowing Requests. Each telephonic and written Borrowing Request shall specify the following information in compliance with
Section 2.02:

            (i) whether the requested Borrowing is to be a U.S. Revolving Borrowing, a U.S. Term Borrowing, a Canadian Revolving Borrowing or a Canadian Term Borrowing;

            (ii) the aggregate amount and (in the case of a Canadian Revolving Borrowing or a Canadian Term Borrowing) currency of the requested Borrowing;

            (iii) the date of such Borrowing, which shall be a Business Day;

            (iv) whether such Borrowing is to be (i) an ABR Borrowing or a Eurodollar Borrowing, if such Borrowing is a U.S. Revolving Borrowing or a U.S. Term Borrowing, (ii) a Canadian Base Rate Borrowing, a Canadian Prime Rate Borrowing or a Eurodollar Borrowing, if such Borrowing is a Canadian Revolving Borrowing or a Canadian Term Borrowing to Hertz Canada or (iii) an ABR Borrowing or a Eurodollar Borrowing, if such Borrowing is a Canadian Revolving Borrowing or a Canadian Term Borrowing to the Company;

            (v) in the case of a Eurodollar Borrowing, the Interest Period therefor, which shall be a period contemplated by the definition of the term "Interest Period" and permitted under Section 2.02(d); and

            (vi) the identity of the Borrower and the location and number of the Borrower's account to which funds are to be disbursed, which shall comply with the requirements of Section 2.04.

            (c) Notice by the Administrative Agent to the Lenders. Promptly following receipt of a Borrowing Request in accordance with this Section, the applicable Administrative Agent shall advise each Lender of the applicable Class of the details thereof and of the amount of such Lender's Loan to be made as part of the requested Borrowing.

            (d) Failure to Elect. If no election as to the Type of a Borrowing is specified, or if no Interest Period is specified with respect to any requested Eurodollar Borrowing, then the requested Borrowing shall be a Eurodollar Borrowing with an Interest Period having a duration of one month (if a Borrowing by the Company or a Borrowing by Hertz Canada denominated in U.S. Dollars) or a Bankers' Acceptance Loan Borrowing having a duration of 30 days (if a Borrowing by Hertz Canada denominated in Canadian Dollars). If no currency is selected in respect of a Canadian Revolving Borrowing or a Canadian Term Borrowing, then the requested Borrowing shall be in (i) Canadian Dollars, if by Hertz Canada or (ii) U.S. Dollars, if by the Company.

            SECTION 2.04. Funding of Borrowings.

            (a) Funding by Lenders. Each Lender shall make each Loan to be made by it hereunder on the proposed date thereof by wire transfer of immediately available funds by 12:00 noon, New York City time, to the account of the applicable Administrative Agent most recently designated by it for such purpose by notice to the Lenders. The applicable Administrative Agent will make such Loans available to the relevant Borrower by promptly crediting the amounts so received, in like funds, to (i) in the case of Loans denominated in U.S. Dollars, an account of such Borrower maintained with the U.S. Administrative Agent in New York City and designated by such Borrower in the applicable Borrowing Request or (ii) in the case of Loans denominated in Canadian Dollars, an account of Hertz Canada designated by it in the applicable Borrowing Request.

            (b) Presumption by the Administrative Agent. Unless the applicable Administrative Agent shall have received notice from a Lender of the applicable Class prior to the proposed date of any Borrowing that such Lender will not make available to such Administrative Agent such Lender's share of such Borrowing, such Administrative Agent may assume that such Lender has made such share available on such date in accordance with paragraph (a) of this Section and may, in reliance upon such assumption, make available to the relevant Borrower a corresponding amount. In such event, if a Lender of the applicable Class has not in fact made its share of the applicable Borrowing available to the applicable Administrative Agent, then the applicable Lender and such Borrower severally agree to pay to such Administrative Agent forthwith on demand such corresponding amount with interest thereon, for each day from and including the date such amount is made available to such Borrower to but excluding the date of payment to such Administrative Agent, at (i) in the case of such Lender, (a) if such Loan is denominated in U.S. Dollars, the greater of (x) the Federal Funds Effective Rate and (y) the rate determined by the applicable Administrative Agent in accordance with banking industry rules on interbank compensation, or
(b) if such Loan is denominated in Canadian Dollars, the greater of (x) the CDOR Rate and (y) the rate determined by the Canadian Administrative Agent in accordance with banking industry rules on interbank compensation or (ii) in the case of such Borrower, the interest rate applicable to ABR Loans (if such Loan is denominated in U.S. Dollars and such Borrower is not Hertz Canada), Canadian Prime Rate Loans (if such Loan is denominated in Canadian Dollars and such Borrower is Hertz Canada) or Canadian Base Rate Loans (if such Loan is denominated in U.S. Dollars and such Borrower is Hertz Canada). If such Lender pays such amount to such Administrative Agent, then such amount shall constitute such Lender's Loan included in such Borrowing.

            SECTION 2.05. Interest Elections.

            (a) Elections by a Borrower for Borrowings. The Loans constituting each Borrowing initially shall be of the Type specified in the applicable Borrowing Request and, in the case of a Eurodollar Borrowing, shall have the Interest Period specified in such Borrowing Request. Thereafter, the relevant Borrower may elect to convert such Borrowing to a Borrowing of a different Type of the same Class or to continue such Borrowing as a Borrowing of the same Type and Class and, in the case of a Eurodollar Borrowing, may elect the Interest Period therefor, all as provided in this Section; provided, that the Company may not elect to convert a Canadian Revolving Loan or a Canadian Term Loan made to it hereunder to anything other than an ABR Loan or a Eurodollar Loan. Such Borrower may elect different options with respect to different portions of the affected Borrowing, in which case each such portion shall be allocated ratably among the Lenders of such Class holding the Loans constituting such Borrowing, and the Loans constituting each such portion shall be considered a separate Borrowing. For any Canadian Borrowing converted from a Eurodollar Borrowing or a Canadian Base Rate Borrowing to a Canadian Prime Rate Borrowing, the outstanding principal amount of such

Canadian Prime Rate Borrowing shall be deemed to be the Canadian Dollar Equivalent of the amount of the U.S. Dollars of such Eurodollar Borrowing or a Canadian Base Rate Borrowing determined as of the date of such conversion. For any Canadian Borrowing converted from a Canadian Prime Rate Borrowing to a Eurodollar Borrowing or a Canadian Base Rate Borrowing, the outstanding principal amount of such Eurodollar Borrowing or a Canadian Base Rate Borrowing, as the case may be, shall be deemed to be the U.S. Dollar Equivalent of the amount of the Canadian Dollars of such Canadian Prime Rate Borrowing determined as of the date of such conversion.

            (b) Notice of Elections. To make an election pursuant to this Section, a Borrower shall notify the applicable Administrative Agent of such election by telephone by the time that a Borrowing Request would be required under Section 2.03 if such Borrower were requesting a Borrowing of the Type resulting from such election to be made on the effective date of such election. Each such telephonic Interest Election Request shall be irrevocable and shall be confirmed promptly by hand delivery or telecopy to the applicable Administrative Agent of a written Interest Election Request in a form approved by the applicable Administrative Agent and signed by the Company.

            (c) Content of Interest Election Requests. Each telephonic and written Interest Election Request shall specify the following information in compliance with Section 2.02:

            (i) the Borrowing to which such Interest Election Request applies and, if different options are being elected with respect to different portions thereof, the portions thereof to be allocated to each resulting Borrowing (in which case the information to be specified pursuant to clauses (iii) and (iv) of this paragraph shall be specified for each resulting Borrowing);

            (ii) the effective date of the election made pursuant to such Interest Election Request, which shall be a Business Day;

            (iii) whether the resulting Borrowing is to be an ABR Borrowing, Eurodollar Borrowing, Canadian Prime Rate Borrowing or Canadian Base Rate Borrowing; and

            (iv) if the resulting Borrowing is a Eurodollar Borrowing, the Interest Period therefor after giving effect to such election, which shall be a period contemplated by the definition of the term "Interest Period" and permitted under Section 2.02(d).

            (d) Notice by the Administrative Agent to the Lenders. Promptly following receipt of an Interest Election Request, the applicable Administrative Agent shall advise each Lender of the applicable Class of the details thereof and of such Lender's portion of each resulting Borrowing.

            (e) Failure to Elect; Events of Default. If a Borrower fails to deliver a timely and complete Interest Election Request with respect to a Eurodollar Borrowing prior to the end of the Interest Period therefor, then, unless such Borrowing is repaid as provided herein, at the end of such Interest Period such Borrowing shall be converted to a Eurodollar Borrowing with an Interest Period having a duration of one month (if a Borrowing by the Company) or a Banker's

Acceptance Loan Borrowing having a duration of 30 days (if a Borrowing by Hertz Canada). Notwithstanding any contrary provision hereof, if an Event of Default has occurred and is continuing and the applicable Administrative Agent, at the request of the Required Lenders in respect of the Canadian Loans or the U.S. Loans, as applicable, so notify the relevant Borrower, then, so long as an Event of Default is continuing (i) no outstanding Borrowing may be converted to or continued as a Eurodollar Borrowing and (ii) unless repaid, each Eurodollar Borrowing shall, at the end of the Interest Period therefor, be converted to an ABR Borrowing (if a Borrowing by the Company) or a Canadian Base Rate Borrowing (if a Borrowing by Hertz Canada).

            (f) Bankers' Acceptances. The provisions of this Section 2.05 shall not be applicable to Bankers' Acceptances or BA Equivalent Loans, which shall be subject to the notice requirements set forth in paragraph (a) of Schedule III hereto.

            SECTION 2.06. Termination and Reduction of the Commitments.

            (a) Scheduled Termination. Unless previously terminated, the unused Term Commitments shall terminate on the Termination Date and the Revolving Commitments shall terminate on the Stated Maturity.

            (b) Voluntary Termination or Reduction. The Company may at any time terminate, or from time to time reduce, the Commitments; provided that (i) each reduction of the Commitments shall be in an amount that is U.S. $5,000,000 or a larger multiple of U.S. $5,000,000, (ii) the Company shall not terminate or reduce the Revolving Commitments of any Class if, after giving effect to any concurrent prepayment of the Revolving Credit Loans in accordance with Section 2.08, the aggregate outstanding principal amount of the Revolving Loans of such Class would exceed the total Revolving Commitments of such Class and (iii) any prepayment of Bankers' Acceptances shall be subject to paragraph (h) of Schedule III hereto.

            (c) Notice of Voluntary Termination or Reduction. The Company shall notify the Administrative Agents of any election to terminate or reduce the Commitments under paragraph (b) of this Section at least three Business Days prior to the effective date of such termination or reduction, specifying such election and the effective date thereof. Promptly following receipt of any notice, the Administrative Agents shall advise the Lenders of the contents thereof. Each notice delivered by the Company pursuant to this Section shall be irrevocable; provided that a notice of termination of the Commitments delivered by the Company may state that such notice is conditioned upon the effectiveness of other credit facilities, in which case such notice may be revoked by the Company (by notice to the Administrative Agents on or prior to the specified effective date) if such condition is not satisfied.

            (d) Effect of Termination or Reduction. Any termination or reduction of the Commitments shall be permanent. Each reduction of the Commitments shall be made ratably among the Lenders in accordance with their respective Commitments.

            SECTION 2.07. Repayment of Loans; Evidence of Debt.

            (a) Repayment. Each Borrower hereby unconditionally promises to pay the Loans made to such Borrower as follows:

            (i) to the U.S. Administrative Agent (x) for account of the U.S. Revolving Lenders the outstanding principal amount of the U.S. Revolving Loans made to the Company and (y) for account of the U.S. Term Lenders the outstanding principal amount of the U.S. Term Loans made to the Company, in each case such payment to be made on the Stated Maturity;

            (ii) to the U.S. Administrative Agent (x) for account of the Non-Canadian Affiliates of the Canadian Revolving Lenders the outstanding principal amount of the Canadian Revolving Loans made to the Company by such Non-Canadian Affiliates and (y) for account of the Non-Canadian Affiliate of the Canadian Term Lenders the outstanding principal amount of the Canadian Term Loans made to the Company by such Non-Canadian Affiliates, in each case such payment to be made on the Stated Maturity; and

            (iii) to the Canadian Administrative Agent (x) for account of the Canadian Revolving Lenders the outstanding principal amount of the Canadian Revolving Loans (including Bankers' Acceptance Loans) made to Hertz Canada and (y) for account of the Canadian Term Lenders the outstanding principal amount of the Canadian Term Loans (including Bankers' Acceptance Loans) made to Hertz Canada, in each case such payment to be made on the Stated Maturity.

            (b) Manner of Payment. Prior to any repayment or prepayment of any Borrowings of any Class hereunder, the relevant Borrower shall select the Borrowing or Borrowings of such Class to be paid and shall notify the relevant Administrative Agent by telephone (confirmed by telecopy) of such selection not later than 12:00 noon, New York City time, three Business Days before the scheduled date of such repayment; provided that each repayment of Borrowings of any Class shall be applied to repay any outstanding ABR Borrowings, Canadian Prime Rate Borrowings or Canadian Base Rate Borrowings of such Class before any other Borrowings of such Class. If a Borrower fails to make a timely selection of the Borrowing or Borrowings to be repaid or prepaid, such payment shall be applied, first, to pay any outstanding ABR Borrowings, Canadian Prime Rate Borrowings or Canadian Base Rate Borrowings of such Class, second, to Eurodollar Borrowings of such Class in the order of the remaining duration of their respective Interest Periods (the Borrowing with the shortest remaining Interest Period to be repaid first), and, third, in the case of Canadian Revolving Loans and Canadian Term Loans, to provide cover for Bankers' Acceptance Loans as specified in paragraph (j) of Schedule III hereto. Each payment of a Borrowing shall be applied ratably to the Loans included in such Borrowing.

            (c) Amounts Repaid. Except as otherwise expressly permitted hereunder with respect to U.S. Revolving Loans and Canadian Revolving Loans, any amounts repaid or prepaid under this Agreement may not be reborrowed.

            (d) Maintenance of Records by Lenders. Each Lender shall maintain in accordance with its usual practice records evidencing the indebtedness of each Borrower to such Lender resulting from each Loan made by such Lender, including the amounts of principal and interest payable and paid to such Lender from time to time hereunder.

            (e) Maintenance of Records by the Administrative Agent. Each Administrative Agent shall maintain records in which it shall record (i) the amount of each Loan of the applicable Class made hereunder, the Type thereof and each Interest Period therefor, (ii) the amount of any principal or interest due and payable or to become due and payable from each Borrower to each Lender of such Class hereunder and (iii) the amount of any sum received by such Administrative Agent hereunder for account of such Lenders and each applicable Lender's share thereof.

            (f) Effect of Entries. The entries made in the records maintained pursuant to paragraph (d) or (e) of this Section shall be prima facie evidence of the existence and amounts of the obligations recorded therein absent any manifest arithmetical error in such records; provided that the failure of any Lender or either Administrative Agent to maintain such records or any error therein shall not in any manner affect the obligation of the Borrowers to repay the Loans in accordance with the terms of this Agreement.

            (g) Promissory Notes. Any Lender may request that Loans of any Class made by it be evidenced by a promissory note. In such event, each Borrower shall prepare, execute and deliver to such Lender a promissory note payable to such Lender (or, if requested by such Lender, to such Lender and its registered assigns) and in a form reasonably approved by the applicable Administrative Agent. Thereafter, the Loans evidenced by such promissory note and interest thereon shall at all times (including after assignment pursuant to Section 9.04) be represented by one or more promissory notes in such form payable to the payee named therein (or, if such promissory note is a registered note, to such payee and its registered assigns).

            SECTION 2.08. Prepayment of Loans.

            (a) Voluntary Prepayments. The Borrowers shall have the right at any time and from time to time to prepay the Loans in whole or in part, subject to the requirements of this Section; provided that any prepayment of Bankers' Acceptance Loans shall be subject to paragraph (h) of Schedule III hereto. Each partial prepayment of any Loan shall be in an amount equal to U.S. $1,000,000 or a larger multiple of U.S. $500,000. Each prepayment of Revolving Loans shall be applied ratably to all outstanding Revolving Loans and each prepayment in respect of U.S. Term Loans and Canadian Term Loans shall be applied ratably based on the aggregate outstanding principal amount of the U.S. Term Loans and the Canadian Term Loans. Prepayments shall be accompanied by accrued interest to the extent required by Section 2.10 and, subject to the immediately preceding sentence, shall be made in the manner specified in Section 2.07(b).

            (b) Mandatory Prepayments.

            (i) Determination of Amount Outstanding; Prepayment. On the last Business Day of each calendar month prior to the Stated Maturity and promptly upon the receipt by the Canadian Administrative Agent of a Currency Valuation Notice (as defined below), the Canadian Administrative Agent shall determine the sum of the aggregate principal amounts of Canadian Revolving Loans and Canadian Term Loans respectively, outstanding. For the purpose of this determination, the outstanding principal amount of any Loan that is denominated in Canadian Dollars shall be deemed to be the U.S. Dollar

      Equivalent of the amount in Canadian Dollars of such Loan, determined as of the last Business Day of each such month or, in the case of a Currency Valuation Notice received by the Canadian Administrative Agent prior to 11:00 a.m., New York City time, on a Business Day, on such Business Day or, in the case of a Currency Valuation Notice otherwise received, on the first Business Day after such Currency Valuation Notice is received. Upon making such determination, the Canadian Administrative Agent shall promptly notify the Canadian Revolving Lenders and the Canadian Term Lenders, the U.S. Administrative Agent, Hertz Canada and the Company thereof. If, on the date of such determination such aggregate amount exceeds 105% of the Canadian Dollar Revolving Sublimit or Canadian Dollar Term Sublimit, as applicable, Hertz Canada shall, if requested by the Required Canadian Revolving Lenders or the Required Canadian Term Lenders, as applicable (through the Canadian Administrative Agent, with a copy to the U.S. Administrative Agent), prepay the Canadian Revolving Loans and the Canadian Term Loans, as applicable, in such amounts as shall be necessary so that after giving effect thereto the sum of the aggregate principal amount of Canadian Revolving Loans and Canadian Term Loans, as applicable, outstanding does not exceed the Canadian Dollar Revolving Sublimit or Canadian Dollar Term Sublimit, as applicable. For purposes hereof, "Currency Valuation Notice" means a notice given by the Required Canadian Revolving Lenders or the Required Canadian Term Lenders to the Administrative Agents stating that such notice is a "Currency Valuation Notice" and requesting that the Canadian Administrative Agent determine the sum of the aggregate principal amounts of Canadian Revolving Loans and Canadian Term Loans outstanding. The Canadian Administrative Agent shall not be required to make more than one valuation determination pursuant to Currency Valuation Notices within any rolling one month period.

            (ii) Equity Issuances. Promptly after the receipt by the Company or any of its Subsidiaries of any cash proceeds from any capital contribution or any sale or issuance of its Equity Interests (except any Net Available Proceeds (a) from a Qualified Public Offering or a Ford Replacement Obligation, (b) subject to the condition set forth in the proviso below, from the Ford Preferred, or (c) pursuant to and in accordance with stock option plans or other benefit plans for management or employees of the Company and its Subsidiaries existing as of the Effective Date) the Company shall prepay the Loans, and/or the Commitments shall be subject to automatic reduction, in an aggregate amount equal to 100% of the Net Available Proceeds thereof, such prepayment and/or reduction to be effected in each case in the manner and to the extent specified in clause
      (vii) of this paragraph, provided that if at any time all of the Net Available Proceeds from the Ford Preferred are not held by or on behalf of the Company in a segregated account separate from all of the other assets of the Company, the Company shall immediately apply such Net Available Proceeds to the Loans and/or the Commitments as provided above.

            (iii) Asset Sales. On each date upon which the Company or any of its Subsidiaries receives any cash proceeds from any Asset Sale (other than any Asset Sale to the Company or any of its Subsidiaries in connection with an Asset Backed Facility), the Company shall prepay the Loans, and/or the Commitments shall be subject to automatic reduction, in an aggregate amount equal to 100% of the Net Available Proceeds thereof, such prepayment and/or reduction to be effected in each case in the manner and to the extent specified in clause (vii) of this paragraph; provided, that the Company shall not be required to make a prepayment under this paragraph from the first U.S. $100,000,000 (or its equivalent) in Net Available Proceeds of Assets Sales after the date hereof.

            (iv) Debt Incurrence. Upon any incurrence by the Company or any of its Subsidiaries of any indebtedness for borrowed money (including in connection with any Asset Backed Facility but excluding any Ford Replacement Obligation(1)), the Company shall prepay the Loans, and/or the Commitments shall be subject to automatic reduction, in an aggregate amount equal to 100% of the Net Available Proceeds thereof (except in respect of (a) indebtedness under Foreign Subsidiary Bilateral Agreements in an aggregate outstanding amount of up to U.S. $1,500,000,000 (or its equivalent), (b) commercial paper indebtedness of the Borrowers or any of their Subsidiaries incurred to support their ongoing business operations in the ordinary course of business and (c) other incurrences of indebtedness in an aggregate amount of up to U.S. $100,000,000), such prepayment and/or reduction to be effected in each case in the manner and to the extent specified in clause (vii) of this paragraph.

            (v) Change of Control. Immediately upon a Change of Control, the Company shall prepay the Loans in full and/or terminate all of the outstanding Commitments, such prepayment and/or reduction to be effected in each case in the manner and to the extent specified in clause (vii) of this paragraph.

            (vi) Initial Lenders. If on July 20, 2005, the Credit Exposure of any Initial Lender is greater than U.S. $600,000,000 (or its equivalent), the Company shall immediately prepay the Loans and/or reduce the Commitments of such Initial Lender, or an Affiliated Lender shall take by assignment the Loans and Commitments of such Lender, in such amounts as shall be necessary to reduce such Initial Lender's Credit Exposure to U.S. $600,000,000. All prepayments and/or reductions under this clause (vi) shall be applied first, to prepay the Loans of the relevant Initial Lender pro rata among the Classes of Loans held by such Initial Lender with a corresponding reduction of the related Commitments and second, to reduce the Commitments of such Initial Lender pro rata among the Classes of Commitments of such relevant Initial Lender.

            (vii) Application. Prepayments and/or reductions of Commitments pursuant to paragraph (a) and clauses (i) - (v) above shall be applied (A) first, ratably among the Term Loans in accordance with the aggregate outstanding principal amount of the Term Loans and each such prepayment shall result in a reduction of the applicable Term Commitments (if not already terminated) in an amount equal to such prepayment, (B) second, to reduce the remaining Term Commitments ratably in accordance with the aggregate outstanding amount of the Term Commitments, (C) third, ratably among the Revolving Loans in accordance with the aggregate outstanding principal amount of the Revolving Loans and each such prepayment shall result in a reduction of the applicable Revolving Commitments (if not already terminated) in an amount equal to such

----------
(1) NOTE: "Ford Note" deleted because there will be no proceeds from that note.

      prepayment and (D) fourth, to reduce the remaining Revolving Commitments ratably in accordance with the aggregate outstanding amount of the Revolving Commitments; provided, that if the Index Debt is rated less than Baa3 by Moody's or less than BBB-by S&P, any such prepayments and/or reductions to be applied to any Loans or Commitments of any Affiliated Lender shall instead by applied ratably to the remaining Loans and Commitments of the other Lenders in the manner provided above. Any prepayment pursuant to this paragraph in respect of Canadian Revolving Loans or Canadian Term Loans shall be applied, first, to Canadian Revolving Loans or Canadian Term Loans outstanding, as the case may be, and second, as cover for outstanding Bankers' Acceptances as provided in paragraph (j) of Schedule III hereto.

            (c) Amounts Prepaid; Commitments Reduced. Any amounts prepaid under paragraph (b) shall not be reborrowed and all corresponding reductions of the Commitments shall be permanent and such Commitments shall not be capable of reinstatement.

            (d) Notices, Etc. The relevant Borrower shall notify the applicable Administrative Agent by telephone (confirmed by telecopy) of any prepayment pursuant to Section 2.08(a) hereunder in the case of prepayment of an ABR Borrowing, a Canadian Base Rate Borrowing or a Canadian Prime Rate Borrowing, not later than 12:00 noon, New York City time, one Business Day before the date of prepayment. Each such notice shall be irrevocable and shall specify the prepayment date and the principal amount of each Borrowing or portion thereof to be prepaid; provided that, if a notice of prepayment is given in connection with a conditional notice of termination of the Commitments of any Class as contemplated by Section 2.07, then such notice of prepayment may be revoked if such notice of termination is revoked in accordance with Section 2.07. Promptly following receipt of any such notice, the applicable Administrative Agent shall advise the relevant Lenders of the contents thereof.

            SECTION 2.09. Fees.

            (a) Facility Fee. Hertz Canada agrees to pay to the Canadian Administrative Agent for account of each Canadian Revolving Lender and each Canadian Term Lender a facility fee (the "Canadian Facility Fee"), which shall accrue at the Applicable Fee beginning on the date hereof on the daily amount of the Credit Exposure of such Canadian Lender (whether used or unused). The Company agrees to pay to the U.S. Administrative Agent for account of each U.S. Revolving Lender and each U.S. Term Lender a facility fee (together with the Canadian Facility Fee, the "Facility Fees"), which shall accrue at the Applicable Fee beginning on the date hereof on the daily amount of the Credit Exposure of such U.S. Lender (whether used or unused). Accrued Facility Fees shall be payable on each Quarterly Date and on the Stated Maturity, commencing on the first such date to occur after the date hereof; provided that any Facility Fees accruing after the date on which all of the Commitments are terminated shall be payable on demand. All Facility Fees shall be computed on the basis of a year of 360 days and shall be payable for the actual number of days elapsed (including the first day but excluding the last day). Each payment of Facility Fees under this Section 2.09(a) shall be made for account of the relevant Lenders pro rata according to their respective Credit Exposure.

            (b) Administrative Agent Fees. The Company agrees to pay to each Administrative Agent, for its own account, fees payable in the amounts and at the times separately agreed upon between the Company and such Administrative Agent.

            (c) Payment of Fees. All fees payable hereunder shall be paid on the dates due, in U.S. Dollars in immediately available funds, to each Administrative Agent for distribution, in the case of Facility Fees, to the Lenders entitled thereto. Fees paid shall not be refundable under any circumstances.

            SECTION 2.10. Interest.

            (a) ABR Loans. The Loans constituting each ABR Borrowing shall bear interest at a rate per annum equal to the Alternate Base Rate plus the Applicable Margin.

            (b) Canadian Prime Rate Loans. The Loans constituting each Canadian Prime Rate Borrowing shall bear interest at a rate per annum equal to the Canadian Prime Rate in effect from time to time plus the Applicable Margin.

            (c) Canadian Base Rate Loans. The Loans constituting each Canadian Base Rate Borrowing shall bear interest at a rate per annum equal to the Canadian Base Rate in effect from time to time plus the Applicable Margin.

            (d) Eurodollar Loans. The Loans constituting each Eurodollar Borrowing shall bear interest at a rate per annum equal to the Adjusted LIBO Rate for the Interest Period for such Eurodollar Borrowing plus the Applicable Margin.

            (e) Default Interest. Notwithstanding the foregoing, if any principal of or interest on any Loan or any fee or other amount payable by either Borrower hereunder is not paid when due, whether at stated maturity, upon acceleration or otherwise, such overdue amount shall bear interest, after as well as before judgment, at a rate per annum equal to (i) in the case of overdue principal of any Loan, 1% plus the rate otherwise applicable to such Loan as provided above or (ii) in the case of any other amount, 1% plus, if such other amount (x) is payable by the Company, the rate applicable to ABR Loans as provided in paragraph (a) of this Section, (y) is payable by Hertz Canada and is denominated in Canadian Dollars, the rate applicable to Canadian Prime Rate Loans as provided in paragraph (b) of this Section and (z) is payable by Hertz Canada and is denominated in U.S. Dollars, the rate applicable to Canadian Base Rate Loans as provided in paragraph (c) of this Section.

            (f) Payment of Interest. Accrued interest on each Loan shall be payable in arrears on each Interest Payment Date for such Loan; provided that
(i) interest accrued pursuant to paragraph (e) of this Section shall be payable on demand, (ii) in the event of any repayment or prepayment of any Loan (other than a prepayment of an ABR Loan, a Canadian Prime Rate Loan or a Canadian Base Rate Loan prior to the Stated Maturity), accrued interest on the principal amount repaid or prepaid shall be payable on the date of such repayment or prepayment and (iii) in the event of any conversion of any Eurodollar Borrowing prior to the end of the Interest Period therefor, accrued interest on such Borrowing shall be payable on the effective date of such conversion.

            (g) Computation. All interest hereunder shall be computed on the basis of a year of 360 days, except that (i) interest computed by reference to
(a) the Alternate Base Rate at times when the Alternate Base Rate is based on the Prime Rate or (b) the Canadian Prime Rate or the Canadian Base Rate at times when each such rate is based on the rate announced by the Canadian Administrative Agent as the applicable prime rate or base rate shall be computed on the basis of a year of 365 days (or 366 days in a leap year) and (ii) discount computed by reference to Bankers' Acceptances shall be computed on a basis of a year of 365 days, and in each case shall be payable for the actual number of days elapsed (including the first day but excluding the last day). The applicable Alternate Base Rate, Adjusted LIBO Rate, LIBO Rate, Canadian Base Rate or Canadian Prime Rate shall be determined by the applicable Administrative Agent, and such determination shall be conclusive absent manifest error.

            For the purposes of the Interest Act (Canada) and disclosure thereunder, whenever any interest or fee to be paid hereunder or in connection herewith is to be calculated on the basis of any period of time that is less than a calendar year, the yearly rate of interest to which the rate used in such calculation is equivalent is the rate so used multiplied by the actual number of days in the calendar year in which the same is to be ascertained and divided by 365 or 366, as applicable. The rates of interest under this Agreement are nominal rates, and not effective rates or yields. The principle of deemed reinvestment of interest does not apply to any interest calculation under this Agreement.

            (h) Bankers' Acceptances. The provisions of foregoing clauses (a) through (d) and clause (f) shall not be applicable to Bankers' Acceptances, which shall be subject to Schedule III hereto.

            SECTION 2.11. Alternate Rate of Interest. If prior to the commencement of the Interest Period for any Eurodollar Borrowing:

            (a) the U.S. Administrative Agent determines (which determination shall be conclusive absent manifest error) that adequate and reasonable means do not exist for ascertaining the Adjusted LIBO Rate (in the case of a U.S. Revolving Eurodollar Borrowing or a U.S. Term Eurodollar Borrowing);

            (b) the U.S. Administrative Agent is advised by the Required U.S. Revolving Lenders or the Required U.S. Term Lenders that the Adjusted LIBO Rate (in the case of a U.S. Revolving Eurodollar Borrowing or a U.S. Term Eurodollar Borrowing, as the case may be) for such Interest Period will not adequately and fairly reflect the cost to such Lenders (or Lender) of making or maintaining their respective Loans (or its Loan) included in such Borrowing for such Interest Period;

            (c) the Canadian Administrative Agent determines (which determination shall be conclusive absent manifest error) that adequate and reasonable means do not exist for ascertaining the Adjusted LIBO Rate for such Interest Period applicable to a Canadian Revolving Eurodollar Borrowing or a Canadian Term Eurodollar Borrowing; or

            (d) the Canadian Administrative Agent is advised by the Required Canadian Revolving Lenders or the Required Canadian Term Lenders that the Adjusted LIBO Rate for such Interest Period applicable to a Canadian Revolving Eurodollar Borrowing or a Canadian Term Eurodollar Borrowing, as the case may be, will not adequately and fairly reflect the cost to such Lenders (or Lender) of making or maintaining their respective Loans (or its Loan) included in such Borrowing for such Interest Period;

then the applicable Administrative Agent shall give notice thereof to the relevant Borrower and the applicable Lenders by telephone or telecopy as promptly as practicable thereafter and, until the applicable Administrative Agent notifies such Borrower and such Lenders that the circumstances giving rise to such notice no longer exist, (i) any Interest Election Request that requests the conversion of any Borrowing of such Class to, or the continuation of any Borrowing of such Class as, a Eurodollar Borrowing shall be ineffective and such Borrowing (unless prepaid) shall be continued as, or converted to, an ABR Borrowing (if a U.S. Revolving Borrowing or a U.S. Term Borrowing, or a Canadian Revolving Borrowing or a Canadian Term Borrowing by the Company) or a Canadian Base Rate Borrowing (if a Canadian Revolving Borrowing or Canadian Term Borrowing by Hertz Canada) and (ii) if any Borrowing Request requests a Eurodollar Borrowing, such Borrowing shall be made as an ABR Borrowing (if a U.S. Revolving Borrowing or a U.S. Term Borrowing, or a Canadian Revolving Borrowing or Canadian Term Borrowing by the Company) or a Canadian Base Rate Borrowing (if a Canadian Revolving Borrowing or Canadian Term Borrowing by Hertz Canada).

            SECTION 2.12. Increased Costs.

            (a) Increased Costs Generally. If any Change in Law shall:

            (i) impose, modify or deem applicable any reserve, special deposit or similar requirement against assets of, deposits with or for account of, or credit extended by, any Lender; or

            (ii) impose on any Lender or the London interbank market any other condition affecting this Agreement or Eurodollar Loans or Bankers' Acceptance Loans made by such Lender;

and the result of any of the foregoing shall be to increase the cost to such Lenders of making or maintaining any Eurodollar Loan, Bankers' Acceptance Loans (or of maintaining its obligation to make any such Loan) or to reduce the amount of any sum received or receivable by such Lender hereunder (whether of principal, interest or otherwise), then the relevant Borrower(s) will pay to such Lender such additional amount or amounts as will compensate such Lender for such additional costs incurred or reduction suffered.

            (b) Capital Requirements. If any Lender determines that any Change in Law regarding capital requirements has or would have the effect of reducing the rate of return on such Lender's capital or on the capital of such Lender's holding company, if any, as a consequence of this Agreement or the Loans made by such Lender to a level below that which such Lender or such Lender's holding company could have achieved but for such Change in Law (taking into consideration such Lender's policies and the policies of such Lender's holding company with respect to capital adequacy), then from time to time the Company will pay to such Lender, as the case may be, such additional amount or amounts as will compensate such Lender or such Lender's holding company for any such reduction suffered.

            (c) Eurocurrency Liabilities. Without limiting the effect of the foregoing clauses (a) and (b), the relevant Borrower shall pay to each Lender on the last day of each Interest Period so long as such Lender is maintaining reserves against Eurocurrency Liabilities (or so long as such Lender is maintaining reserves against any other category of liabilities that includes deposits by reference to which the interest rate on Eurodollar Loans is determined as provided in this Agreement or against any category of extensions of credit or other assets of such Lender that includes any Eurodollar Loans) an additional amount (determined by such Lender and notified to the relevant Borrower through the relevant Administrative Agent) equal to the Statutory Reserve Rate for such Eurodollar Loan for the Interest Period ending on such day.

            (d) Certificates from Lenders. A certificate of a Lender setting forth the amount or amounts necessary to compensate such Lender or its holding company, as the case may be, as specified in paragraph (a) or (b) of this Section shall be delivered to the Company and shall be conclusive absent manifest error. The relevant Borrower(s) shall pay such Lender the amount shown as due on any such certificate within 10 days after receipt thereof.

            (e) Delay in Requests. Failure or delay on the part of any Lender to demand compensation pursuant to this Section shall not constitute a waiver of such Lender's right to demand such compensation; provided that neither Borrower shall be required to compensate a Lender pursuant to this Section for any increased costs or reductions incurred more than three months prior to the date that such Lender notifies the Company of the Change in Law giving rise to such increased costs or reductions and of such Lender's intention to claim compensation therefor; provided, further, that, if the Change in Law giving rise to such increased costs or reductions is retroactive, then the three-month period referred to above shall be extended to include the period of retroactive effect thereof.

            (f) Limitation on Increased Costs. Neither Borrower shall be obligated to pay to any assignee amounts under this Section 2.12 in excess of the amount such Borrower would have been obligated to pay to the assigning Lender in the absence of such assignment, unless such increased costs are imposed as a result of a Change in Law that occurs following the date of the assignment, in which case the assignee shall be entitled to payment for all such increased costs resulting from such Change in Law.

            SECTION 2.13. Break Funding Payments. In the event of (a) the payment of any principal of any Eurodollar Loan other than on the last day of an Interest Period therefor (including as a result of an Event of Default), (b) the conversion of any Eurodollar Loan other than on the last day of an Interest Period therefor, (c) the failure to borrow, convert, continue or prepay any Loan on the date specified in any notice delivered pursuant hereto (regardless of whether such notice is permitted to be revocable under Section 2.08(d) and is revoked in accordance herewith), or (d) the assignment as a result of a request by the Company pursuant to Section 2.16(b) of any Eurodollar Loan other than on the last day of an Interest Period therefor, then, in any such event, the relevant Borrower shall compensate each Lender for the loss, cost and expense attributable to such event.

            In the case of a Eurodollar Loan, the loss to any Lender attributable to any such event shall be deemed to include an amount determined by such Lender to be equal to the excess, if any, of (i) the amount of interest that such Lender would pay for a deposit equal to the principal amount of such Loan for the period from the date of such payment, conversion, failure or assignment to the last day of the then current Interest Period for such Loan (or, in the case of a failure to borrow, convert or continue, the duration of the Interest Period that would have resulted from such borrowing, conversion or continuation) if the interest rate payable on such deposit were equal to the Adjusted LIBO Rate (in the case of a Eurodollar Loan) for such Interest Period, over (ii) the amount of interest that such Lender would earn on such principal amount for such period if such Lender were to invest such principal amount for such period at the interest rate that would be bid by such Lender (or an affiliate of such Lender) for U.S. Dollar deposits from other banks in the eurodollar market at the commencement of such period. A certificate of any Lender setting forth any amount or amounts that such Lender is entitled to receive pursuant to this Section shall be delivered to the Company and shall be conclusive absent manifest error. The relevant Borrower shall pay such Lender the amount shown as due on any such certificate within 10 days after receipt thereof.

            SECTION 2.14. Taxes.

            (a) Payments Free of Taxes. Any and all payments by or on account of any obligation of the Borrowers hereunder shall be made free and clear of and without deduction for any Indemnified Taxes or Other Taxes; provided that if any such Borrower shall be required to deduct any Indemnified Taxes or Other Taxes from such payments, then (i) the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section) the Administrative Agent or Lender (as the case may be) receives an amount equal to the sum it would have received had no such deductions been made, (ii) such Borrower shall make such deductions and (iii) such Borrower shall pay the full amount deducted to the relevant Governmental Authority in accordance with applicable law.

            (b) Payment of Other Taxes. In addition, the Borrowers shall pay any Other Taxes to the relevant Governmental Authority in accordance with applicable law.

            (c) Indemnification. Each Borrower shall indemnify each Administrative Agent and each Lender, within 10 days after written demand therefor, for the full amount of any Indemnified Taxes or Other Taxes (including Indemnified Taxes or Other Taxes imposed or asserted on or attributable to amounts payable under this Section) paid by such Administrative Agent or such Lender and any penalties, interest and reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes or Other Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to the Company or Hertz Canada by a Lender, or by an Administrative Agent on its own behalf or on behalf of a Lender, shall be conclusive absent manifest error.

            (d) Evidence of Payments. As soon as practicable after any payment of Indemnified Taxes or Other Taxes by either Borrower to a Governmental Authority, such Borrower shall deliver to the relevant Administrative Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to such Administrative Agent.

            (e) Foreign Lenders. Any Foreign Lender that is entitled to an exemption from or reduction of withholding tax under the law of the jurisdiction(s) in which the applicable Borrower is located, or any treaty to which such jurisdiction is a party, with respect to payments under this Agreement shall deliver to the applicable Borrower (with a copy to the applicable Administrative Agent), at the time or times reasonably requested by the Company or Hertz Canada, such properly completed and executed documentation prescribed by applicable law as will permit such payments to be made without withholding or at a reduced rate, provided that such Foreign Lender is legally entitled to complete, execute and deliver such documentation and in such Foreign Lender's reasonable judgment such completion, execution or submission would not materially prejudice the legal position of such Lender.

            (f) Refunds. If a Lender determines, in its sole discretion, that it has received a refund of any Taxes or Other Taxes as to which it has been indemnified by either Borrower or with respect to which either Borrower has paid additional amounts pursuant to this Section, it shall pay over such refund to such Borrower (but only to the extent of indemnity payments made, or additional amounts paid, by such Borrower under this Section with respect to the Taxes or Other Taxes giving rise to such refund), net of all out-of-pocket expenses of such Lender and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund); provided that such Borrower, upon the request of such Lender, agrees to repay the amount paid over to such Borrower (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) to such Lender in the event such Lender is required to repay such refund to such Governmental Authority. This Section 2.14(f) shall not be construed to require any Lender to make available its tax returns (or any other information relating to its taxes which it deems confidential) to either Borrower or any other Person.

            SECTION 2.15. Payments Generally; Pro Rata Treatment; Sharing of Set-offs.

            (a) Payments by the Borrowers. Each Borrower shall make each payment required to be made by it hereunder (whether of principal, interest or fees or under Section 2.12, 2.13 or 2.14, or otherwise) prior to 12:00 noon, New York City time, on the date when due, in immediately available funds, without set-off or counterclaim. Any amounts received after such time on any date may, in the discretion of the applicable Administrative Agent, be deemed to have been received on the next succeeding Business Day for purposes of calculating interest thereon. All such payments shall be made to the applicable Administrative Agent at an account designated by such Administrative Agent to the Company, except payments pursuant to Sections 2.12, 2.13, 2.14 and 9.03, which shall be made directly to the Persons entitled thereto. The applicable Administrative Agent shall distribute any such payments received by it for account of any other Person to the appropriate recipient promptly following receipt thereof. If any payment hereunder shall be due on a day that is not a Business Day, the date for payment shall be extended to the next succeeding Business Day and, in the case of any payment accruing interest, interest thereon shall be payable for the period of such extension. All payments hereunder shall be made in U.S. Dollars for Loans denominated in U.S. Dollars or in Canadian Dollars for Loans denominated in Canadian Dollars.

            (b) Application of Insufficient Payments. If at any time insufficient funds are received by and available to the respective Administrative Agent to pay fully all amounts of principal, interest and fees of a Class then due hereunder, such funds shall be applied (i) first, to pay interest and fees of such Class then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of interest and fees of such Class then due to such parties and (ii) second, to pay principal of such Class then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of principal then due to such parties; provided, that if the Index Debt is rated less than Baa3 by Moody's or less than BBB- by S&P, any such funds to be applied to any principal of, or interest on, the Loans or other amounts owed to any Affiliated Lender shall instead be applied ratably to the remaining principal of, and interest on, the Loans of the other Lenders and other amounts owed to such Lenders in the manner set forth above.

            (c) Pro Rata Treatment. Except to the extent otherwise provided herein: (i) each Borrowing of a particular Class shall be made from the relevant Lenders, each termination or reduction of the amount of the Commitments under
Section 2.06 shall be applied to the respective Commitments of the Lenders, pro rata according to the amounts of their respective Commitments; (ii) each Borrowing of any Class shall be allocated pro rata among the relevant Lenders according to the amounts of their respective Commitments of such Class (in the case of the making of Loans) or their respective Loans of such Class that are to be included in such Borrowing (in the case of conversions and continuations of Loans); (iii) each payment or prepayment of principal of Loans of any Class by a Borrower shall be made for account of the Lenders pro rata in accordance with the respective unpaid principal amounts of the Loans of such Class held by them; and (iv) each payment of interest on Loans of any Class by a Borrower shall be made for account of the Lenders pro rata in accordance with the amounts of interest on such Loans then due and payable to the respective Lenders; provided, that if the Index Debt is rated less than Baa3 by Moody's or less than BBB- by S&P, any payments to be applied to the principal of, and interest on, any Loans or any other amounts hereunder owed to any Affiliated Lender shall instead be applied ratably to the remaining principal of, and interest on, the Loans of the other Lenders and any other amounts owing to such Lenders.

            (d) Sharing of Payments by Lenders. If any Lender shall, by exercising any right of set-off or counterclaim or otherwise, obtain payment in respect of any principal of or interest on any of its Loans resulting in such Lender receiving payment of a greater proportion of the aggregate amount of its Loans and accrued interest thereon then due than the proportion received by any other Lender, then the Lender receiving such greater proportion shall purchase (for cash at face value) participations in the Loans of other Lenders (other than Affiliated Lenders) to the extent necessary so that the benefit of all such payments shall be shared by the Lenders (other than Affiliated Lenders) of all Classes ratably in accordance with the aggregate amount of principal of and accrued interest on their respective Loans; provided that the provisions of this paragraph shall not be construed to apply to any payment made by a Borrower pursuant to and in accordance with the express terms of this Agreement or any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its Loans to any assignee or participant, other than to a Borrower or any Subsidiary or Affiliate thereof (as to which the provisions of this paragraph shall apply). Each Borrower consents to the foregoing and agrees, to the extent it may effectively do so under applicable law, that any Lender acquiring a participation pursuant to the foregoing arrangements may exercise against a Borrower rights of set-off and counterclaim with respect to such participation as fully as if such Lender were a direct creditor of such Borrower in the amount of such participation.

            (e) Presumptions of Payment. Unless an Administrative Agent shall have received notice from a relevant Borrower prior to the date on which any payment is due to such Administrative Agent for account of the Lenders of the relevant Class hereunder that a Borrower will not make such payment, such Administrative Agent may assume that such Borrower has made such payment on such date in accordance herewith and may, in reliance upon such assumption, distribute to such Lenders the amount due. In such event, if such Borrower has not in fact made such payment, then such Lenders severally agrees to repay to such Administrative Agent forthwith on demand the amount so distributed to such Lender with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to such Administrative Agent, (a) if such Loan is denominated in U.S. Dollars, the greater of (x) the Federal Funds Effective Rate and (y) the rate determined by the applicable Administrative Agent in accordance with banking industry rules on interbank compensation, or (b) if such Loan is denominated in Canadian Dollars, the greater of (x) the CDOR Rate and (y) the rate determined by the Canadian Administrative Agent in accordance with banking industry rules on interbank compensation.

            (f) Certain Deductions by the Administrative Agent. If any Lender shall fail to make any payment required to be made by it pursuant to Section 2.04(b) or 2.15(e), then the applicable Administrative Agent may, in its discretion (notwithstanding any contrary provision hereof), apply any amounts thereafter received by such Administrative Agent for account of such Lender to satisfy such Lender's obligations under such Sections until all such unsatisfied obligations are fully paid.

            SECTION 2.16. Mitigation Obligations; Replacement of Lenders.

            (a) Designation of a Different Lending Office. If any Lender requests compensation under Section 2.12, or if either Borrower is required to pay any additional amount to any Lender or any Governmental Authority for account of any Lender pursuant to Section 2.14, then such Lender shall use reasonable efforts to designate a different lending office for funding or booking its Loans hereunder or to assign its rights and obligations hereunder to another of its offices, branches or affiliates, if, in the judgment of such Lender, such designation or assignment (i) would eliminate or reduce amounts payable pursuant to Section 2.12 or 2.14, as the case may be, in the future and
(ii) would not subject such Lender to any unreimbursed cost or expense and would not otherwise be disadvantageous to such Lender. The Company hereby agrees to pay all reasonable costs and expenses incurred by any Lender in connection with any such designation or assignment.

            (b) Replacement of Lenders. If (i) any Lender requests compensation under Section 2.12, (ii) either Borrower is required to pay any additional amount to any Lender or any Governmental Authority for account of any Lender pursuant to Section 2.14, (iii) any Lender defaults in its obligation to fund Loans hereunder or (iv) any Lender fails to consent to any requested amendment hereto requiring only the consent of the Required Lenders and such amendment is approved by the Required Lenders, then the Company may, at its sole expense and effort, upon notice to such Lender and the applicable Administrative Agent, and promptly upon any such event listed in clauses (i) through (iv) above, require such Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in Section 9.04), all its interests, rights and obligations under this Agreement to an assignee that shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment); provided that (x) the Company shall have received the prior written consent of such Administrative Agent, which consent shall not unreasonably be withheld, (y) such Lender shall have received payment of an amount equal to the outstanding principal of its Loans, accrued interest thereon, accrued fees and all other amounts payable to it hereunder, from the assignee (to the extent of such outstanding principal and accrued interest and fees) or the Borrowers (in the case of all other amounts) and (z) in the case of any such assignment resulting from a claim for compensation under Section 2.12 or payments required to be made pursuant to Section 2.14, such assignment will result in a reduction in such compensation or payments. A Lender shall not be required to make any such assignment and delegation if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling the Company to require such assignment and delegation cease to apply.

                                  ARTICLE III

                                   GUARANTEE

            SECTION 3.01. The Guarantee. The Company hereby guarantees to each Lender and each Administrative Agent and their respective successors and assigns the prompt payment in full when due (whether at Stated Maturity, by acceleration or otherwise) of the principal of and interest on the Loans made by the Lenders to Hertz Canada and all other amounts from time to time owing to the Lenders or the Administrative Agents by Hertz Canada under this Agreement, in each case strictly in accordance with the terms hereof (such obligations being herein collectively called the "Guaranteed Obligations"). The Company hereby further agrees that if Hertz Canada shall fail to pay in full when due (whether at stated maturity, by acceleration or otherwise) any of the Guaranteed Obligations, the Company will promptly pay the same, without any demand or notice whatsoever, and that in the case of any extension of time of payment or renewal of any of the Guaranteed Obligations, the same will be promptly paid in full when due (whether at extended maturity, by acceleration or otherwise) in accordance with the terms of such extension or renewal.

            SECTION 3.02. Obligations Unconditional. The obligations of the Company under Section 3.01 are absolute and unconditional, irrespective of the legality, value, genuineness, validity, regularity or enforceability of the obligations of Hertz Canada under this Agreement or any other agreement or instrument referred to herein, or any substitution, release or exchange of any other guarantee of or security for any of the Guaranteed Obligations, and, to the fullest extent permitted by applicable law, irrespective of any other circumstance whatsoever that might otherwise constitute a legal or equitable discharge or defense of a surety or guarantor, it being the intent of this Section that the obligations of the Company hereunder shall be absolute and unconditional, under any and all circumstances. Without limiting the generality of the foregoing, it is agreed that the occurrence of any one or more of the following shall not alter or impair the liability of the Company hereunder, which shall remain absolute and unconditional as described above:

            (i) at any time or from time to time, without notice to the Company, the time for any performance of or compliance with any of the Guaranteed Obligations shall be extended, or such performance or compliance shall be waived;

            (ii) any of the acts mentioned in any of the provisions of this Agreement or any other agreement or instrument referred to herein shall be done or omitted;

            (iii) the maturity of any of the Guaranteed Obligations shall be accelerated, or any of the Guaranteed Obligations shall be modified, supplemented or amended in any respect, or any right under this Agreement or any other agreement or instrument referred to herein shall be waived or any other guarantee of any of the Guaranteed Obligations or any security therefor shall be released or exchanged in whole or in part or otherwise dealt with;

            (iv) any lien or security interest granted to, or in favor of, an Administrative Agent or any Lender or Lenders as security for any of the Guaranteed Obligations shall fail to be perfected;

            (v) any change, restructuring or termination of the corporate structure or existence of either Borrower; or

            (vi) any other circumstance which might otherwise constitute a defense available to, or a discharge of, either Borrower or a guarantor of any of their obligations.

The Company hereby expressly waives diligence, presentment, demand of payment, protest and all notices whatsoever, and any requirement that either Administrative Agent or any Lender exhaust any right, power or remedy or proceed against Hertz Canada under this Agreement or any other agreement or instrument referred to herein, or against any other Person under any other guarantee of, or security for, any of the Guaranteed Obligations.

            SECTION 3.03. Reinstatement. The obligations of the Company under this Article shall be automatically reinstated if and to the extent that for any reason any payment by or on behalf of Hertz Canada in respect of the Guaranteed Obligations is rescinded or must be otherwise restored by any Lender, either Administrative Agent or any other holder of any of the Guaranteed Obligations, whether as a result of any proceedings in bankruptcy or reorganization or otherwise, and the Company agrees that it will indemnify each Administrative Agent and each Lender on demand for all reasonable costs and expenses (including fees of counsel) incurred by such Administrative Agent or such Lender in connection with such rescission or restoration, including any such costs and expenses incurred in defending against any claim alleging that such payment constituted a preference, fraudulent transfer or similar payment under any bankruptcy, insolvency or similar law.

            SECTION 3.04. Subrogation. The Company hereby agrees that until the payment and satisfaction in full of all Guaranteed Obligations and the expiration and termination of the Commitments of the Lenders under this Agreement it shall not exercise any right or remedy arising by reason of any performance by it of its guarantee in Section 3.01, whether by subrogation or otherwise, against Hertz Canada or any other guarantor of any of the Guaranteed Obligations or any security for any of the Guaranteed Obligations.

            SECTION 3.05. Remedies. The Company agrees that, as between the Company and the Lenders, the obligations of Hertz Canada under this Agreement may be declared to be forthwith due and payable as provided in Article VII (and shall be deemed to have become automatically due and payable in the circumstances provided in Article VII) for purposes of Section 3.01 notwithstanding any stay, injunction or other prohibition preventing such declaration (or such obligations from becoming automatically due and payable) as against Hertz Canada and that, in the event of such declaration (or such obligations being deemed to have become automatically due and payable), such obligations (whether or not due and payable by Hertz Canada) shall forthwith become due and payable by the Company for purposes of Section 3.01.

            SECTION 3.06. Instrument for the Payment of Money. The Company hereby acknowledges that the guarantee in this Article constitutes an instrument for the payment of money, and consents and agrees that any Lender or Administrative Agent, at its sole option, in the event of a dispute by the Company in the payment of any moneys due hereunder, shall have the right to bring motion-action under New York CPLR Section 3213.

            SECTION 3.07. Continuing Guarantee. The guarantee in this Article is a continuing guarantee, and shall apply to all Guaranteed Obligations whenever arising.

                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

            Each Borrower represents and warrants to the Lenders that:

            SECTION 4.01. Corporate Authority, etc.

            (a) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, with corporate power under the laws of such State to execute and deliver this Agreement and to perform its obligations hereunder, and is duly qualified and in good standing to do business as a foreign corporation in the State of New Jersey, and Hertz Canada has been duly incorporated and is validly existing as a corporation under the laws of the Province of Ontario, Canada, with corporate power under the laws of such Province to execute and deliver this Agreement and to perform its obligations hereunder.

            (b) This Agreement has been duly authorized, executed and delivered on behalf of each Borrower and, assuming due authorization, execution and delivery by the Lenders, is a valid and legally binding agreement of each Borrower.

            (c) The execution, delivery and performance by each Borrower of this Agreement will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under (in each case material to such Borrower and its Subsidiaries considered as a whole), or result in the creation or imposition of any lien, charge or encumbrance (in each case material to such Borrower and its Subsidiaries considered as a whole) upon any of the property or assets of such Borrower pursuant to the terms of, any indenture, mortgage, deed of trust, loan agreement, guarantee, lease financing agreement or other similar agreement or instrument under which such Borrower is a debtor or a guarantor, nor will such action result in any violation of the provisions of the Certificate of Incorporation or the By-Laws or other organizational documents of such Borrower.

            (d) There is no consent, approval, authorization, order, registration or qualification of or with any governmental authority having jurisdiction over such Borrower which is required for, and the absence of which would materially affect, the execution, delivery and performance of this Agreement.

            SECTION 4.02. Financial Statements

            (a) The Company has furnished the U.S. Administrative Agent with, and the U.S. Administrative Agent hereby acknowledges receipt of, a copy of the Company's Annual Report to the Securities and Exchange Commission on Form 10-K for the year ended December 31, 2004 (the "10-K Report"), the financial statements set forth in such report present fairly in all material respects the consolidated financial position of the Company and its consolidated Subsidiaries at December 31, 2003 and 2004 and the consolidated results of operations and cash flows of the Company and its consolidated Subsidiaries for each of the three years in the period ended December 31, 2004, in conformity with GAAP.

            (b) The Company has furnished the U.S. Administrative Agent with, and the U.S. Administrative Agent hereby acknowledges receipt of, a copy of the Company's Quarterly Report to the Securities and Exchange Commission on Form 10-Q for the quarter ended March 31, 2005 (the "10-Q Report"), and the financial statements set forth in such report present fairly in all material respects the consolidated financial position of the Company and its consolidated Subsidiaries at March 31, 2005 and the consolidated results of operations and cash flows of the Company and its consolidated Subsidiaries for the quarterly period ended March 31, 2005, in conformity with GAAP.

            (c) As of the date of this Agreement there has not occurred any material adverse change in the financial position of the Company and its Subsidiaries considered as a whole, since December 31, 2004, other than as set forth or contemplated in the 10-K Report or the 10-Q Report.

            SECTION 4.03. Litigation. As of the date of this Agreement there are no legal or governmental proceedings pending of which either Borrower or any of its Subsidiaries is the subject, and no such proceedings are known by either Borrower to be threatened or contemplated by governmental authorities or threatened by others, other than as set forth or contemplated in the 10-K Report or the 10-Q Report and other than such proceedings which such Borrower believes will not have a material adverse effect upon the financial position of such Borrower and its Subsidiaries considered as a whole.

            SECTION 4.04. Use of Proceeds. The proceeds of the Loans to the Borrowers will be used solely to refinance existing indebtedness of the Company and Hertz Canada and for general corporate purposes. None of such proceeds will be used, directly or indirectly, for the purpose, whether immediate, incidental or ultimate, of purchasing or carrying any Margin Stock within the meaning of Regulation U of the Board.

            SECTION 4.05. Compliance with ERISA. The Company has satisfied the minimum funding standards under ERISA with respect to its Plans and is in compliance in all material respects with the currently applicable provisions of ERISA.

                                   ARTICLE V

                                   CONDITIONS

            SECTION 5.01. Effective Date. The obligations of the Lenders to make Loans (including Bankers' Acceptance Loans) hereunder shall not become effective until the date on which the U.S. Administrative Agent shall have received each of the following documents, each of which shall be satisfactory to the U.S. Administrative Agent (and to the extent specified below, to each Lender) in form and substance (or such condition shall have been waived in accordance with Section 9.02):

            (a) Executed Counterparts. From each party hereto either (i) a counterpart of this Agreement signed on behalf of such party or (ii) written evidence satisfactory to the U.S. Administrative Agent (which may include telecopy transmission of a signed signature page to this Agreement) that such party has signed a counterpart of this Agreement.

            (b) Financial Statements. For the Company, (i) copies of the Annual Report on Form 10-K filed by the Company with the Securities and Exchange Commission for the two most recent fiscal years ended prior to the Effective Date as to which such financial statements are available and
      (ii) copies of the Quarterly Report on Form 10-Q filed by the Company with the Securities and Exchange Commission for each fiscal quarterly period ended subsequent to the date of the latest financial statements delivered pursuant to clause (i) of this paragraph as to which such financial statements are available (which may be provided to the U.S. Administrative Agent by means of a notification of a website link for such financial statements).

            (c) Opinion of Counsel to the Company. A favorable written opinion (addressed to the Administrative Agents and the Lenders and dated the Effective Date) (i) of Simpson Thacher & Bartlett LLP, New York counsel to the Company, substantially in the form of Exhibit B-1, (ii) Harold E. Rolfe, Esq., General Counsel of the Company, substantially in the form of Exhibit B-2, and (iii) of Blake, Cassels & Graydon LLP , Canadian counsel for Hertz Canada, substantially in the form of Exhibit B-3, and covering such other matters relating to the relevant Borrower, this Agreement or the Transactions as the Required Lenders shall reasonably request (and each Borrower hereby instructs such counsel to deliver such opinion to the Lenders and the Administrative Agents).

            (d) Opinion of Special New York Counsel to JPMCB. An opinion, dated the Effective Date, of Milbank, Tweed, Hadley & McCloy LLP, special New York counsel to JPMCB, substantially in the form of Exhibit C (and JPMCB hereby instructs such counsel to deliver such opinion to the Lenders).

            (e) Corporate Documents. Such documents and certificates as the U.S. Administrative Agent or its counsel may reasonably request relating to the organization, existence and good standing of each Borrower, the authorization of the Transactions and any other legal matters relating to the Borrowers, this Agreement or the Transactions, all in form and substance satisfactory to the U.S. Administrative Agent and its counsel.

            (f) Officer's Certificate. A certificate, dated the Effective Date and signed by the President, a Vice President or a Financial Officer of the Company, confirming compliance with the conditions set forth in the lettered clauses of the first sentence of Section 5.02.

            (g) Other Documents. Such other documents as either Agent or any Initial Lender or special New York counsel to JPMCB may reasonably request.

            The obligation of each Lender to make its initial extension of credit hereunder is also subject to the payment by the Company of such fees as the Company shall have agreed to pay to any Lender, the Arrangers or either Administrative Agent in connection herewith, including the reasonable fees and expenses of Milbank, Tweed, Hadley & McCloy LLP, special New York counsel to JPMCB, and McMillan Binch LLP, special Canadian counsel to JPMCB and the Canadian Administrative Agent, in connection with the negotiation, preparation, execution and delivery of this Agreement (to the extent that statements for such fees and expenses have been delivered to the Company).

            The U.S. Administrative Agent shall notify the Company and the Lenders of the Effective Date, and such notice shall be conclusive and binding. Notwithstanding the foregoing, the obligations of the Lenders to make Loans hereunder shall not become effective unless each of the foregoing conditions is satisfied (or waived pursuant to Section 9.02) on or prior to 3:00 p.m., New York City time, on June 1, 2005 (and, in the event such conditions are not so satisfied or waived, the Commitments shall terminate at such time).

            SECTION 5.02. Each Credit Event. The obligation of each Lender to make any Loan (including Bankers' Acceptance Loans) is additionally subject to the satisfaction of the following conditions:

            (a) the representations and warranties set forth in Article IV of this Agreement shall be true and correct on and as of the date of such Loan (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date), as applicable; and

            (b) at the time of and immediately after giving effect to such Loan, no Default shall have occurred and be continuing.

Each Borrowing shall be deemed to constitute a representation and warranty by the each of the Borrowers to the effect set forth in the preceding sentence.

                                   ARTICLE VI

                                    COVENANTS

            During the term of this Agreement, unless compliance shall have been waived in writing by the U.S. Administrative Agent, on behalf of the Lenders, the Company agrees that:

            SECTION 6.01. Reports; Certificate as to Default. It will deliver to the U.S. Administrative Agent at the address specified in Section 9.01:

            (a) within 120 days after the end of each of its fiscal years, copies of the Annual Report on Form 10-K filed by the Company with the Securities and Exchange Commission;

            (b) within 70 days after the end of each of the first three quarters of each of its fiscal years, copies of the Quarterly Report on Form 10-Q filed by the Company with the Securities and Exchange Commission; and

            (c) simultaneously with the delivery of each Annual Report on Form 10-K referred to in (a) above, a certificate of an authorized officer of the Company stating whether, to the knowledge of such officer, there exists on the date of the certificate any condition or event which then constitutes, or which after notice or lapse of time or both would constitute, an Event of Default, and, if any such condition or event exists, specifying the nature and period of existence thereof and the action the Company is taking and proposes to take with respect thereto.

            SECTION 6.02. Further Information. From time to time while this Agreement is in effect, upon the reasonable request of the U.S. Administrative Agent, on behalf of the Lenders, officials of each Borrower will confer with the U.S. Administrative Agent and advise it as to matters bearing on the financial condition of such Borrower.

            SECTION 6.03. Limitation on Liens. The Company shall not, and shall not permit any Restricted Subsidiary to, directly or indirectly, at any time create, incur, assume or guarantee any Secured Debt, without making effective provision whereby the indebtedness hereunder and any other indebtedness of or guaranty by the Company or such Restricted Subsidiary then entitled thereto shall be secured by the lien securing such Secured Debt equally and ratably with any and all other obligations and indebtedness thereby secured (subject, however, to applicable priorities of payment), so long as any such Secured Debt remains outstanding; provided, however, that the foregoing covenant shall not apply to Secured Debt secured by any of the following types of liens:

            (a) any lien existing on the date of this Agreement, provided that the existence of such lien does not contravene the terms of any other agreement to which the Company or any Restricted Subsidiary is a party;

            (b) any lien existing on property at the time such property is acquired by the Company or any Restricted Subsidiary, provided that such lien is limited to all or part of the property so acquired;

            (c) any lien existing on the property or on the outstanding shares or indebtedness of a corporation at the time such corporation becomes a Restricted Subsidiary of the Company or, subject to the provisions of
      Section 6.05, any lien on property of a corporation existing at the time such corporation is merged into or consolidated with the Company or any Restricted Subsidiary or at the time of a sale, lease or other disposition of the properties of a corporation or firm as an entirety or substantially as an entirety to the Company or any Restricted Subsidiary; provided, however, that, in each such case, such lien does not extend to any property owned prior to such transaction by the Company or any Restricted Subsidiary which was a Restricted Subsidiary prior to such transaction;

            (d) any lien in favor of the Company or any Restricted Subsidiary;

            (e) mechanics', materialmen's, carriers' or other like liens, arising in the ordinary course of business;

            (f) liens of taxes or assessments for the then current year not at the time due, or liens of taxes or assessments already due but the validity of which is being contested in good faith and by appropriate proceedings diligently pursued and against which adequate reserves have been established;

            (g) judgment liens, so long as the finality of such judgment is being contested in good faith and execution thereon is stayed;

            (h) liens on property of the Company or any Restricted Subsidiary in favor of the United States of America or any state or agency or instrumentality thereof to secure partial, progress, advance or other payments pursuant to any contract or statute or to secure any indebtedness incurred for the purpose of financing all or any part of the purchase price or the cost of construction of the property subject to such liens;

            (i) liens on Business Equipment;

            (j) any lien given or executed by the Company or any Restricted Subsidiary to secure an amount not in excess of 90% of the purchase price or fair value at the time of acquisition, whichever, in the opinion of the Company, shall be less, of any property (other than Rental Equipment); provided, however, that such lien is limited to the property so acquired;

            (k) liens on properties financed through tax-exempt municipal obligations, provided that such lien is limited to the property so financed;

            (l) any refunding, renewal, extension or replacement (or successive refundings, renewals, extensions or replacements), in whole or in part, of any lien referred to in the foregoing paragraph (a) through (k), provided that the principal amount of indebtedness secured in such refunding, renewal, extension or replacement does not exceed the amount secured at the time of such lien; and provided, further, that such renewal, refunding, extension or replacement of such lien is limited to all or part of the same property subject to such lien being refunded, renewed, extended or replaced; or

            (m) other liens, in addition to the liens permitted under paragraphs
      (a) through (1), securing Secured Debt of the Company or any Restricted Subsidiary in an aggregate amount which, together with all other Secured Debt of the Company and the Restricted Subsidiaries and when added to the aggregate value of Sale and Leaseback Transactions in existence at such time (excluding the value of Sale and Leaseback Transactions the proceeds of which have been or will be applied in accordance with Section 6.04 (b), does not at the time exceed 10% of the sum of (i) Consolidated Net Worth, and (ii) outstanding Subordinated Debt.

            SECTION 6.04. Limitation on Sales and Leasebacks. The Company shall not, and shall not permit any Restricted Subsidiary to, directly or indirectly, engage in any Sale and Leaseback Transaction unless (a) the Company or such Restricted Subsidiary would be entitled, pursuant to the provisions of Section 6.03, to incur Secured Debt equal in amount to the amount realized or to be realized upon the sale or transfer involved in such Sale and Leaseback Transaction, secured by a lien on the property to be leased without securing the indebtedness hereunder as provided in Section 6.03, or (b) the Company or such Restricted Subsidiary shall apply, within 120 days after such sale or transfer, an amount equal to the fair value of the property so leased (as determined by the Board of Directors of the Company) to the repayment of Senior Debt of the Company or such Restricted Subsidiary (other than Senior Debt owed to the Company or such Restricted Subsidiary), then prepayable on a pro rata basis, according to the respective principal amounts of Senior Debt then held by the various holders thereof.

            SECTION 6.05. Mergers and Consolidations. The Company may consolidate with, or sell or convey all or substantially all its assets to, or merge with or into any other corporation, provided that in any such case (a) the successor corporation shall be a corporation organized and existing under the laws of the United States of America or a State thereof, (b) such corporation shall expressly assume the due and punctual payment of the principal of and interest on all the Loans hereunder, and the due and punctual performance and observance of all the covenants and conditions of this Agreement to be performed by the Company, including, without limitation, the Guarantee, by an instrument, satisfactory to the U.S. Administrative Agent in its reasonable judgment, executed and delivered to the U.S. Administrative Agent by such corporation, and
(c) such successor corporation shall not, immediately after such merger or consolidation or such sale or conveyance, be in default in the performance of any such covenant or condition and shall not immediately thereafter have outstanding any Secured Debt not expressly permitted by the provisions of
Section 6.03.

            SECTION 6.06. Additional Covenants. In the event that, at any time while this Agreement is in effect, (i) any guarantee (or other form of credit support) by the Company of any of the existing bilateral credit agreements of any Subsidiary of the Company that is not organized under the laws of any jurisdiction within the United States of America or any of the existing bilateral credit agreements of the Company and any of its Subsidiaries organized under the laws of any jurisdiction within the United States of America (as any such agreement may be amended, supplemented or otherwise modified and including any renewals, replacements, extensions and refinancings thereof, but excluding any Asset Backed Facility) shall be amended to include, or (ii) the Company or any of its Subsidiaries shall issue any Senior Debt having an aggregate principal amount of U.S. $50,000,000 or more, and any such Senior Debt shall include, or be issued pursuant to a trust indenture or other agreement which includes, mandatory prepayments, covenants (including with respect to financial covenants, granting of collateral and additional obligors) or events of default not substantially provided for in this Agreement, or more restrictive on the Company or its Subsidiaries than those provided for in this Agreement, the Company shall so advise the U.S. Administrative Agent. Thereupon, if the U.S. Administrative Agent shall so request by written notice to the Company, Hertz Canada, the Administrative Agents and the Lenders shall enter into an amendment to this Agreement providing for substantially the same mandatory prepayments, covenants or events of default as those contained in such Senior Debt, trust indenture or other agreement, mutatis mutandis. Such amendment containing such mandatory prepayments, covenants or events of default shall remain in effect so long as such mandatory prepayments, covenants or events of default remain in effect with respect to such Senior Debt, trust indenture or other agreement.

            SECTION 6.07. ERISA. The Company will comply with the minimum funding standards under ERISA with respect to its Plans and will use its best efforts to comply in all material respects with all other applicable provisions of ERISA and the regulations and interpretations promulgated thereunder. The Company will deliver to the U.S. Administrative Agent within 30 days after any executive officer of the Company becomes aware of the occurrence of any Reportable Event (other than a reduction in active Plan participants) with respect to any Plan, a certificate signed by the Executive Vice President and Chief Financial Officer, the Controller or the Treasurer of the Company setting forth the details as to such Reportable Event and the action which the Company is taking and proposes to take with respect thereto, together with a copy of the notice of such Reportable Event given to the Pension Benefit Guaranty Corporation.

            SECTION 6.08. Notification. Each Borrower and its Subsidiaries will notify the U.S. Administrative Agent within 30 days after any executive officer of such Borrower or such Subsidiary becomes aware of any failure on the part of such Borrower or such Subsidiary duly to observe or perform any covenant contained in Section 6.03 or Section 6.04.

            SECTION 6.09. Restricted Payments. The Company will not declare or make, or agree to pay or make, directly or indirectly, any Restricted Payment, except (a) the Company may declare and pay dividends with respect to its Equity Interests payable solely in additional shares of its common stock or payable with a Ford Note, (b) the Company may make Restricted Payments pursuant to and in accordance with stock option plans or other benefit plans for management or employees of the Company and its Subsidiaries as in effect on the Effective Date, (c) the Company may make Restricted Payments with the Net Available Proceeds of a Qualified Public Offering received by it in respect of the issuance of primary shares of common or preferred stock, (d) the Company may make Restricted Payments of (i) principal of indebtedness owing to Ford Motor Company (other than a Ford Note or Ford Replacement Obligation) as soon as practicable after the Effective Date in an aggregate amount of not more than U.S. $250,000,000, (ii) interest on such indebtedness at rates not exceeding market rates (except with regard to any such indebtedness in effect on the date hereof), as reasonably mutually determined by the Company and the U.S. Administrative Agent and (iii) principal and interest in respect of indebtedness owing to Ford Holdings LLC (or another holding company of the Company that is a Subsidiary of Ford Motor Company) under a Ford Note to the extent paid from the proceeds of a Ford Replacement Obligation and (e) the Company may make Restricted

Payments in respect of the Ford Preferred solely from the segregated proceeds thereof plus any accrued earnings on such proceeds.

            SECTION 6.10. Transactions with Affiliates. The Company will not, and will not permit any of its Subsidiaries to, make any investments, loans or other like transfers (other than the issuance of, and payments on, the Ford Note, the Ford Replacement and the Ford Preferred to the extent permitted elsewhere under this Agreement) to Ford Motor Company or any of its Subsidiaries and Affiliates (other than to the Company's Subsidiaries) except in the ordinary course of business (it being understood that the Company's normal cash management arrangements with Ford Motor Company consistent with past practices are in the ordinary course of business) at prices and on terms and conditions not less favorable to the Company or such Subsidiary than could be obtained on an arm's-length basis from unrelated third parties.

                                  ARTICLE VII

                                EVENTS OF DEFAULT

            SECTION 7.01. Defaults. If any of the following events ("Events of Default") shall occur:

            (a) default in any payment of principal of any Loan as and when the same shall become due and payable, whether at maturity or upon required repayment or upon declaration or otherwise, and (except in the case of a default in any prepayment required to be made pursuant to Section 2.08(b)(v)) the continuance of such default for five Business Days; or

            (b) default in the payment of any installment of interest upon any Loan as and when the same shall become due and payable, and (except in the case of a default in any prepayment required to be made pursuant to
      Section 2.08(b)(v)) continuance of such default for a period of five Business Days; or

            (c) failure on the part of the Company duly to observe or perform any covenant contained in Section 6.03 or Section 6.04 for 90 days after the date on which written notice of such failure, requiring the Company to remedy the same, shall have been given to the Company by either Administrative Agent or any Lender; or

            (d) failure on the part of either Borrower duly to observe or perform any other of the covenants or agreements of this Agreement for a period of 30 days after the date on which written notice of such failure, requiring such Borrower to remedy the same, shall have been given to such Borrower by either Administrative Agent or any Lender, provided, however, that in the case of a default under Article III, such 30-day grace period shall run from the date that demand for payment by the U.S. Administrative Agent was made upon the Company pursuant to Article III; or

            (e) any representation or warranty by either Borrower in this Agreement or in any certificate delivered pursuant hereto shall have proven to have been materially false or misleading; or

            (f) a Reportable Event (other than a reduction in active Plan participants) shall have occurred with respect to any Plan and, within 30 days after the reporting of such Reportable Event to the U.S. Administrative Agent, the U.S. Administrative Agent shall have notified the Company in writing that the U.S. Administrative Agent has made a reasonable determination that such Reportable Event is likely to have a material adverse effect upon the financial position of the Company and its Subsidiaries considered as a whole; or

            (g) either Borrower shall have entered against it by a court having jurisdiction in the premises a decree or order for relief in respect of such Borrower in an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of such Borrower or for any substantial part of its property, or ordering the winding-up or liquidation of its affairs and such decree or order shall remain unstayed and in effect for a period of 90 consecutive days; or

            (h) either Borrower shall commence a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or consent to the entry of an order for relief in an involuntary case under any such law, or consent to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator (or similar official) of such Borrower or for any substantial part of its property, or make any general assignment for the benefit of creditors, or fail generally to pay its debts as they become due, or take any corporate action in furtherance of any of the foregoing; or

            (i) default in the payment of the principal of (or premium, if any, on) or interest on any other borrowing of either Borrower of U.S. $5,000,000 (or its equivalent) or more and such default continues for a period of 30 days, or any default with respect to any other borrowing of either Borrower of U.S. $5,000,000 (or its equivalent) or more and such default causes acceleration thereof;

then: (1) in the case of an Event of Default other than one referred to in clause (g) or (h) of this Article with respect to any Borrower, (A) the U.S. Administrative Agent may and, upon request of the Required Lenders, shall, by notice to the Borrowers, terminate the Commitments and they shall thereupon terminate, and (B) the U.S. Administrative Agent may and, upon request of the Required Lenders shall, by notice to the Borrowers declare the principal amount then outstanding of, and the accrued interest on, the Loans and all other amounts payable by the Borrowers hereunder (including any amounts payable under Section 2.13) to be forthwith due and payable, whereupon such amounts shall be immediately due and payable without presentment, demand, protest or other formalities of any kind, all of which are hereby expressly waived by the Borrowers; and (2) in the case of the occurrence of an Event of Default referred to in clause (g) or (h) of this Article with respect to any Borrower, the Commitments shall automatically be terminated and the principal amount then outstanding of, and the accrued interest on, the Loans and all other amounts payable by the Borrowers hereunder (including any amounts payable under Section 2.13) shall automatically become immediately due and payable without presentment, demand, protest or other formalities of any kind, all of which are hereby expressly waived by the Borrowers.

                                  ARTICLE VIII

                            THE ADMINISTRATIVE AGENTS

            Each of the Lenders hereby irrevocably appoints each Administrative Agent as its agent hereunder and authorizes each Administrative Agent to take such actions on its behalf and to exercise such powers as are delegated to such Administrative Agent by the terms hereof or thereof, together with such actions and powers as are reasonably incidental thereto.

            The Person serving as the U.S. Administrative Agent or the Canadian Administrative Agent hereunder shall have the same rights and powers in its capacity as a Lender as any other Lender and may exercise the same as though it were not an Administrative Agent, and such Person and its Affiliates may accept deposits from, lend money to and generally engage in any kind of business with either Borrower or any Subsidiary or other Affiliate thereof as if it were not an Administrative Agent hereunder.

            Neither Administrative Agent shall have any duties or obligations except those expressly set forth herein. Without limiting the generality of the foregoing, (a) neither Administrative Agent shall be subject to any fiduciary or other implied duties, regardless of whether a Default has occurred and is continuing, (b) neither Administrative Agent shall have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby that such Administrative Agent is required to exercise in writing by the Required Lenders, and (c) except as expressly set forth herein, neither Administrative Agent shall have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to either Borrower or any of its Subsidiaries that is communicated to or obtained by the bank serving as Administrative Agent or any of its Affiliates in any capacity. Neither Administrative Agent shall be liable for any action taken or not taken by it with the consent or at the request of the Required Lenders (except to the extent found by a final, non-appealable judgment of a court to arise from the gross negligence or willful misconduct). Neither Administrative Agent shall be deemed to have knowledge of any Default unless and until written notice thereof is given to such Administrative Agent by the Company or a Lender, and such Administrative Agent shall not be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with this Agreement, (ii) the contents of any certificate, report or other document delivered hereunder or thereunder or in connection herewith or therewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth herein or therein, (iv) the validity, enforceability, effectiveness or genuineness of this Agreement or any other agreement, instrument or document, or (v) the satisfaction of any condition set forth in Article V or elsewhere herein or therein, other than to confirm receipt of items expressly required to be delivered to the Administrative Agents.

            Each Administrative Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing believed by it to be genuine and to have been signed or sent by the proper Person. Each Administrative Agent also may rely upon any statement made to it orally or by telephone and believed by it to be made by the proper Person, and shall not incur any liability for relying thereon. Each Administrative Agent may consult with legal counsel (who may be counsel for a Borrower), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts.

            Each Administrative Agent may perform any and all its duties and exercise its rights and powers by or through any one or more sub-agents appointed by such Administrative Agent. Each Administrative Agent and any such sub-agent may perform any and all its duties and exercise its rights and powers through their respective Related Parties. The exculpatory provisions of the preceding paragraphs shall apply to any such sub-agent and to the Related Parties of each Administrative Agent and any such sub-agent, and shall apply to their respective activities in connection with the syndication of the credit facilities provided for herein as well as activities as Administrative Agent.

            Subject to the appointment and acceptance of a successor Administrative Agent as provided in this paragraph, either Administrative Agent may resign at any time by notifying the Lenders and the Company. Upon any such resignation, the Required Lenders shall have the right, in consultation with the Company, to appoint a successor. If no successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within 30 days after the retiring Administrative Agent gives notice of its resignation, then the retiring Administrative Agent may, on behalf of the Lenders, appoint a successor Administrative Agent which shall be a bank with an office in New York, New York or an affiliate of such bank and, in the case of the Canadian Administrative Agent, shall also have an office in Toronto, Canada. Upon the acceptance of its appointment as an Administrative Agent hereunder by a successor, such successor shall succeed to and become vested with all the rights, powers, privileges and duties of the retiring (or retired) Administrative Agent and the retiring Administrative Agent shall be discharged from its duties and obligations hereunder (if not already discharged therefrom as provided above in this paragraph). The fees payable by either Borrower to a successor Administrative Agent shall be the same as those payable to its predecessor unless otherwise agreed between such Borrower and such successor. After an Administrative Agent's resignation hereunder, the provisions of this Article and Section 9.03 shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as Administrative Agent.

            Each Lender acknowledges that it has, independently and without reliance upon either Administrative Agent or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender also acknowledges that it will, independently and without reliance upon either Administrative Agent or any other Lender and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement or any related agreement or any document furnished hereunder or thereunder.

            Notwithstanding anything herein to the contrary, the Joint Bookrunners and Joint Lead Arrangers and the Co-Syndication Agents shall not have any duties or liabilities under this Agreement, except in their capacity, if any, as Lenders.

                                   ARTICLE IX

                                  MISCELLANEOUS

            SECTION 9.01. Notices.

            (a) Except in the case of notices and other communications expressly permitted to be given by telephone, all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by telecopy, as follows:

            (i) if to the Company or Hertz Canada, to The Hertz Corporation, 225 Brae Boulevard, Park Ridge, New Jersey 07656, Attention: Robert Rillings, Treasurer (Telephone No. (201) 307-2339; Telecopy No. (201) 307-2746);

            (ii) if to the U.S. Administrative Agent, to it at JPMCB, 1111 Fannin Street, 10th Floor, Houston, Texas, 77002-8069, Attention of Loan and Agency Services, Omar Jones (Telephone No. (713) 750-7912; Telecopy No. (713) 750-2938), with a copy to JPMorgan Chase Bank, 270 Park Avenue, New York 10017, Attention of Stephen Simon (Telephone No. (212) 270-5429; Telecopy No. (212) 270-4016);

            (iii) if to the Canadian Administrative Agent, to it at Royal Bank Plaza, South Tower, 200 Bay Street, Suite 1800, Toronto, Ontario, Canada M5J 2J2, Attention: Funding Officer (Telephone No. (416) 981-9235; Telecopy No. (416) 981-9128);

            (iv) if to a Lender, to it at its address (or telecopy number) set forth in its Administrative Questionnaire.

            (b) Notices and other communications to the Lenders hereunder may be delivered or furbished by electronic communications pursuant to procedures approved by the Administrative Agent; provided that the foregoing shall not apply to notices pursuant to Article II unless otherwise agreed by the Administrative Agent and the applicable Lender. The Administrative Agent or the Borrower may, in its discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it; provided that approval of such procedures may be limited to particular notices or communications.

            (c) Any party hereto may change its address or telecopy number for notices and other communications hereunder by notice to the other parties hereto (or, in the case of any such change by a Lender, by notice to the Company and each Administrative Agent), provided that notwithstanding the foregoing, all notices to either Borrower by any Administrative Agent or any Lender may be given to the Company, and each Administrative Agent and each Lender is authorized to rely on any notice (including notices of Borrowing) given by the Company with respect to matters relating to either Borrower (and shall not be required to receive a notice from the relevant Borrower to which such matter relates). All notices and other communications given to any party hereto in accordance with the provisions of this Agreement shall be deemed to have been given on the date of receipt.

            SECTION 9.02. Waivers; Amendments.

            (a) No Deemed Waivers; Remedies Cumulative. No failure or delay by either Administrative Agent or any Lender in exercising any right or power hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Administrative Agents and the Lenders hereunder are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of this Agreement or consent to any departure by either Borrower therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. Without limiting the generality of the foregoing, the making of a Loan shall not be construed as a waiver of any Default, regardless of whether either Administrative Agent, any Lender may have had notice or knowledge of such Default at the time.

            (b) Amendments. Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Borrowers and the Required Lenders or by the Borrowers and the Administrative Agents with the consent of the Required Lenders; provided that no such agreement shall:

            (i) reduce the principal amount of any Loan or reduce the rate of interest thereon, or reduce any fees payable hereunder or any due date thereof, without the written consent of each Lender holding such affected Loan or to which such interest or fees are payable,

            (ii) increase the amount of any Lender's Commitment or extend the Availability Period or the period during which Revolving Loans may be made, without the written consent of each Lender having a Commitment affected thereby,

            (iii) postpone the Stated Maturity, without the written consent of each Lender having a Loan or Commitment whose Stated Maturity is so postponed,

            (iv) modify the pro rata provisions of this Agreement, without the written consent of each Lender affected thereby,

            (v) change any of the provisions of this Section or the percentage in the definition of the term "Required Lenders" or any other provision hereof specifying the number or percentage of Lenders required to waive, amend or modify any rights hereunder or make any determination or grant any consent hereunder, without the written consent of each Lender, without the written consent of each Lender, and

            (vi) release the Company with respect to any of its obligations under Article III, without the written consent of each Canadian Revolving Lender and each Canadian Term Lender;

and provided, further, that no such agreement shall amend, modify or otherwise affect the rights or duties of either Administrative Agent hereunder without the prior written consent of such Administrative Agent.

            Anything in this Agreement to the contrary notwithstanding, (i) the consent of each Initial Lender, and only the consent of each Initial Lender, shall be required for any waiver, amendment or modification of Section 2.08(b)(vi) and (ii) the consent of any Affiliated Lender shall not be required for any waiver, amendment or modification of this Agreement.

            SECTION 9.03. Expenses; Indemnity; Damage Waiver.

            (a) Costs and Expenses. The Company shall pay (i) all reasonable out-of-pocket expenses incurred by the Administrative Agents and their Affiliates, including the reasonable fees, charges and disbursements of U.S. and Canadian counsel for the Administrative Agents, in connection with the syndication of the credit facilities provided for herein, the preparation and administration of this Agreement or any amendments, modifications or waivers of the provisions hereof or thereof (whether or not the transactions contemplated hereby or thereby shall be consummated) and (ii) all out-of-pocket expenses incurred by either Administrative Agent or any Lender, including the fees, charges and disbursements of a single counsel for the Administrative Agents and the Lenders in each relevant jurisdiction, in connection with the enforcement or protection of its rights in connection with this Agreement, including its rights under this Section, or in connection with the Loans, including all such out-of-pocket expenses incurred during any workout, restructuring or negotiations in respect of the Loans.

            (b) Indemnification by the Borrowers. Each Borrower shall indemnify each Administrative Agent and each Lender, and each Related Party of any of the foregoing Persons (each such Person being called an "Indemnitee") against, and hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and related expenses, including the fees, charges and disbursements of any counsel for any Indemnitee, incurred by or asserted against any Indemnitee arising out of, in connection with, or as a result of (i) the execution or delivery of this Agreement or any agreement or instrument contemplated hereby, the performance by the parties hereto of their respective obligations hereunder or the consummation of the Transactions or any other transactions contemplated hereby, (ii) any Loan or the use of the proceeds therefrom, (iii) any actual or alleged presence or release of hazardous materials on or from any property owned or operated by the Company or any of its Subsidiaries, or any environmental liability related in any way to the Company or any of its Subsidiaries, or (iv) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory and regardless of whether any Indemnitee is a party thereto; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of such Indemnitee.

            Notwithstanding the foregoing, Hertz Canada shall not be required to indemnify any losses, claims, damages, liabilities and related expenses resulting from actions or omissions by the Company.

            (c) Reimbursement by Lenders. To the extent that either Borrower fails to pay any amount required to be paid by it to an Administrative Agent under paragraph (a) or (b) of this Section, each Lender severally agrees to pay to such Administrative Agent such Lender's ratable portion of such unpaid amount based on such Lender's aggregate Commitments of all Classes; provided that the unreimbursed expense or indemnified loss, claim, damage, liability or related expense, as the case may be, was incurred by or asserted against such Administrative Agent in its capacity as such. To the extent that any Affiliated Lender does not pay its share of any such amount, the other Lenders shall severally pay such amount pro rata based on the aggregate Credit Exposures of such other Lenders.

            (d) Waiver of Consequential Damages, Etc. To the extent permitted by applicable law, no Borrower shall assert, and each Borrower hereby waives, any claim against any Indemnitee, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement or any agreement or instrument contemplated hereby, the Transactions, any Loan or the use of the proceeds thereof.

            (e) Payments. All amounts due under this Section shall be payable promptly after written demand therefor.

            SECTION 9.04. Successors and Assigns.

            (a) Assignments Generally. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except that (i) no Borrower may assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of each Lender (and any attempted assignment or transfer by either Borrower without such consent shall be null and void) and (ii) no Lender may assign or otherwise transfer its rights or obligations hereunder except in accordance with this Section. Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby, Participants (to the extent provided in paragraph (c) of this Section) and, to the extent expressly contemplated hereby, the Related Parties of each of the Administrative Agents and the Lenders) any legal or equitable right, remedy or claim under or by reason of this Agreement.

            (b) Assignments by Lenders.

            (i) Assignments Generally. Subject to the conditions set forth in clause (ii) below, any Lender may assign to one or more assignees all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans of any Class at the time owing to it) with the prior written consent (such consent not to be unreasonably withheld or delayed) of:

            (A) the Company, provided that no consent of the Company shall be required for an assignment to a Lender, an Affiliate of a Lender, an Approved Fund, or, if an Event of Default under clauses (a), (b), (g) or
      (h) of Section 7.01 has occurred and is continuing, any other assignee;
      and

            (B) the applicable Administrative Agent, provided that no consent of either Administrative Agent shall be required for an assignment to a Lender, an Affiliate of a Lender or any Approved Fund;

provided that no consent of either Administrative Agent shall be required for any assignment prior to the date of completion of the syndication of the credit facilities provided for herein (as notified by the Arrangers to the Borrowers and the Administrative Agents).

            (ii) Certain Conditions to Assignments. Assignments shall be subject to the following additional conditions:

            (A) except in the case of an assignment to a Lender or an Affiliate of a Lender or an assignment of the entire remaining amount of the assigning Lender's Commitment or Loans of any Class, the amount of the Commitment or Loans of the assigning Lender subject to each such assignment (determined as of the date the Assignment and Acceptance with respect to such assignment is delivered to the applicable Administrative Agent) shall not be less than U.S. $1,000,000 unless each of the Company and the applicable Administrative Agent otherwise consent, provided that no such consent of the Company shall be required if an Event of Default has occurred and is continuing;

            (B) each partial assignment of any Class of Commitments or Loans shall be made as an assignment of a proportionate part of all the assigning Lender's rights and obligations under this Agreement in respect of such Class of Commitments and Loans;

            (C) any assignment by a Canadian Revolving Lender or a Canadian Term Lender of its Canadian Revolving Commitments or Loans or Canadian Term Commitments or Loans, as the case may be, shall only be made to an assignee with a Non-Canadian Affiliate;

            (D) unless otherwise agreed to by the applicable Administrative Agent, the parties to each assignment shall execute and deliver to the applicable Administrative Agent an Assignment and Acceptance in substantially the form of Exhibit A hereto, together with a processing and recordation fee of U.S. $3,500 (for which the Borrowers shall not be obligated and provided that only one such fee shall be payable in the event of simultaneous assignments to or from one or more affiliated Approved Funds); and

            (E) the assignee, if it shall not already be a Lender of the applicable Class, shall deliver to the applicable Administrative Agent an Administrative Questionnaire.

            (iii) Effectiveness of Assignments. Subject to acceptance and recording thereof pursuant to paragraph (c) of this Section, from and after the effective date specified in each Assignment and Acceptance the assignee thereunder shall be a party hereto and, to the extent of the interest assigned by such Assignment and Acceptance, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Acceptance, be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all of the assigning Lender's rights and obligations under this Agreement, such Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of Sections 2.12, 2.13,

2.14 and 9.03). Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this Section 9.04 shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with paragraph (e) of this Section.

            (c) Maintenance of Registers by Administrative Agents. Each of the Administrative Agents, acting for this purpose as an agent of the Borrowers, shall maintain at one of its offices in New York City (in the case of the U.S. Administrative Agent) and Toronto, Ontario (in the case of the Canadian Administrative Agent) a copy of each Assignment and Acceptance delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitments of, and principal amount of the Loans owing to, each Lender pursuant to the terms hereof from time to time (the "Registers" and each individually, a "Register"). The entries in the Registers shall be conclusive, and the Borrowers, the applicable Administrative Agent and the Lenders may treat each Person whose name is recorded in the Registers pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. The Registers shall be available for inspection by the Borrowers and any Lender, at any reasonable time and from time to time upon reasonable prior notice.

            (d) Acceptance of Assignments by Administrative Agent. Upon its receipt of a duly completed Assignment and Acceptance executed by an assigning Lender and an assignee, the assignee's completed Administrative Questionnaire (unless the assignee shall already be a Lender hereunder), the processing and recordation fee referred to in paragraph (b) of this Section and any written consent to such assignment required by paragraph (b) of this Section, the applicable Administrative Agent shall accept such Assignment and Acceptance and record the information contained therein in the relevant Register. No assignment shall be effective for purposes of this Agreement unless it has been recorded in the Register as provided in this paragraph.

            (e) Participations. Any Lender may, without the consent of the Borrowers or either Administrative Agent, sell participations to one or more banks or other entities (a "Participant") in all or a portion of such Lender's rights and obligations under this Agreement (including all or a portion of its Commitments and the Loans owing to it); provided that (i) such Lender's obligations under this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (iii) the Borrowers, the Administrative Agents and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement. Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, modification or waiver described in the first proviso to Section 9.02(b) that affects such Participant. Subject to paragraph (f) of this Section, each Borrower agrees that each Participant shall be entitled to the benefits of Sections 2.12, 2.13 and 2.14 to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to paragraph (b) of this Section. To the extent permitted by law, each Participant also shall be entitled to the benefits of Section 9.08 as though it were a Lender, provided that such Participant agrees to be subject to Section 2.15(d) as though it were a Lender hereunder.

            (f) Limitations on Rights of Participants. A Participant shall not be entitled to receive any greater payment under Section 2.12, 2.13 or 2.14 than the applicable Lender would have been entitled to receive with respect to the participation sold to such Participant, unless the sale of the participation to such Participant is made with the Company's prior written consent. A Participant that would be a Foreign Lender if it were a Lender shall not be entitled to the benefits of Section 2.14 unless the Company is notified of the participation sold to such Participant and such Participant agrees, for the benefit of the Company, to comply with Section 2.14(e) as though it were a Lender and in the case of a Participant claiming exemption for portfolio interest under Section 871(h) or 881(c) of the Code, the applicable Lender shall provide the Company with satisfactory evidence that the participation is in registered form and shall permit the Company to review such register as reasonably needed for the Company and the Borrowers to comply with their obligations under applicable laws and regulations.

            (g) Certain Pledges. Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement to secure obligations of such Lender, including any such pledge or assignment to secure obligations to a Federal Reserve Bank, and this Section shall not apply to any such pledge or assignment of a security interest; provided that no such pledge or assignment of a security interest shall release a Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto.

            (h) No Assignments to the Company or Affiliates. Anything in this Section to the contrary notwithstanding, no Lender may assign or participate any interest in any Loan held by it hereunder to the Company or any of its Affiliates or Subsidiaries without the prior consent of each Lender; provided, that an Initial Lender may assign to an Affiliated Lender in connection with the provisions of Section 2.08(b)(vi).

            SECTION 9.05. Survival. All covenants, agreements, representations and warranties made by the Borrowers herein and in the certificates or other instruments delivered in connection with or pursuant to this Agreement shall be considered to have been relied upon by the other parties hereto and shall survive the execution and delivery of this Agreement and the making of any Loans regardless of any investigation made by any such other party or on its behalf and notwithstanding that an Administrative Agent or any Lender may have had notice or knowledge of any Default or incorrect representation or warranty at the time any credit is extended hereunder, and shall continue in full force and effect as long as the principal of or any accrued interest on any Loan or any fee or any other amount payable under this Agreement is outstanding and unpaid and so long as the Commitments have not expired or terminated. The provisions of Sections 2.12, 2.13, 2.14, 3.03 and 9.03 and Article VIII shall survive and remain in full force and effect regardless of the consummation of the transactions contemplated hereby, the repayment of the Loans and the Commitments or the termination of this Agreement or any provision hereof.

            SECTION 9.06. Counterparts; Integration; Effectiveness. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement and any separate letter agreements with respect to fees payable to the Administrative Agents constitute the entire contract between and among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Except as provided in Section 5.01, this Agreement shall become effective when it shall have been executed by each Administrative Agent and when the U.S. Administrative Agent shall have received counterparts hereof which, when taken together, bear the signatures of each of the other parties hereto, and thereafter shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. Delivery of an executed counterpart of a signature page to this Agreement by telecopy shall be effective as delivery of a manually executed counterpart of this Agreement.

            SECTION 9.07. Severability. Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

            SECTION 9.08. Right of Setoff. If an Event of Default shall have occurred and be continuing, each Lender and its Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by such Lender or any of its Affiliates to or for the credit or the account of either Borrower against any of and all the obligations of either Borrower then due and payable under this Agreement held by such Lender, irrespective of whether or not such Lender shall have made any demand under this Agreement and although such indebtedness may be unmatured. The rights of each Lender under this Section are in addition to other rights and remedies (including other rights of setoff) which such Lender may have.

            SECTION 9.09. Governing Law; Jurisdiction; Etc.

            (a) Governing Law. This Agreement shall be construed in accordance with and governed by the law of the State of New York.

            (b) Submission to Jurisdiction. Each Borrower hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that either Administrative Agent or any Lender may otherwise have to bring any action or proceeding relating to this Agreement against either Borrower or its Properties in the courts of any jurisdiction.

            (c) Waiver of Venue. Each Borrower hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement in any court referred to in paragraph (b) of this Section. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

            (d) Service of Process. Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section
9.01. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

            SECTION 9.10. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

            SECTION 9.11. Headings. Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement.

            SECTION 9.12. Treatment of Certain Information.

            (a) Use of Information. The Borrowers acknowledge that from time to time financial advisory, investment banking and other services may be offered or provided to the Company or one or more of their respective Subsidiaries (in connection with this Agreement or otherwise) by any Lender or by one or more subsidiaries or affiliates of such Lender and the Borrowers hereby authorize each Lender to share any information delivered to such Lender by the Company or any of their respective Subsidiaries pursuant to this Agreement, or in connection with the decision of such Lender to enter into this Agreement, to any such subsidiary or affiliate of such Lender, it being understood that any such subsidiary or affiliate receiving such information shall be bound by the provisions of paragraph (b) below as if it were a Lender hereunder. Such authorization shall survive the repayment of the Loans and the Commitments or the termination of this Agreement or any provision hereof.

            (b) Confidentiality. Each of the Administrative Agents and the Lenders agrees to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (a) to its and its Affiliates' directors, officers, employees and agents, including accountants, legal counsel and other advisors (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential), (b) to the extent requested by any regulatory authority, (c) to the extent required by applicable laws or regulations or by any subpoena or similar legal process, (d) to any other party to this Agreement, (e) in connection with the exercise of any remedies hereunder or any suit, action or proceeding relating to this Agreement or the enforcement of rights hereunder, (f) subject to an agreement containing provisions substantially the same as those of this paragraph (b), to (i) any assignee of or Participant in, or any prospective assignee of or participant in, any of its rights or obligations under this Agreement or (ii) any actual or prospective counterparty (or its advisors) to any swap or derivative transaction relating to the Borrower and its obligations, (g) with the consent of the Borrower or (h) to the extent such Information (i) becomes publicly available other than as a result of a breach of this paragraph (b) or (ii) becomes available to either Administrative Agent or any Lender on a nonconfidential basis from a source other than either Borrower. For the purposes of this paragraph (b), "Information" means all information received from either Borrower relating to the Borrowers or their business, other than any such information that is available to the Administrative Agents or any Lender on a nonconfidential basis prior to disclosure by such Borrower; provided that, in the case of information received from either Borrower after the date hereof, such information is clearly identified at the time of delivery as confidential. Any Person required to maintain the confidentiality of Information as provided in this paragraph (b) shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information.

            SECTION 9.13. Judgment Currency. This is an international loan transaction in which the specification of U.S. Dollars or Canadian Dollars, as the case may be (the "Specified Currency"), and payment in New York City or Toronto, Ontario, as the case may be (the "Specified Place"), is of the essence, and the Specified Currency shall be the currency of account in all events relating to Loans denominated in the Specified Currency. The payment obligations of each Borrower under this Agreement shall not be discharged or satisfied by an amount paid in another currency or in another place, whether pursuant to a judgment or otherwise, to the extent that the amount so paid on conversion to the Specified Currency and transfer to the Specified Place under normal banking procedures does not yield the amount of the Specified Currency at the Specified Place due hereunder. If for the purpose of obtaining judgment in any court it is necessary to convert a sum due hereunder in the Specified Currency into another currency (the "Second Currency"), the rate of exchange that shall be applied shall be the rate at which in accordance with normal banking procedures the applicable Administrative Agent could purchase the Specified Currency in the foreign exchange market with the Second Currency on the Business Day next preceding the day on which such judgment is rendered. The obligation of each Borrower in respect of any such sum due from it to the applicable Administrative Agent or any Lender hereunder (in this Section 9.13 called an "Entitled Person") shall, notwithstanding the rate of exchange actually applied in rendering such judgment, be discharged only to the extent that on the Business Day following receipt by such Entitled Person of any sum adjudged to be due hereunder in the Second Currency such Entitled Person may in accordance with normal banking procedures purchase in the foreign exchange market and transfer to the Specified Place the Specified Currency with the amount of the Second Currency so adjudged to be due; and each Borrower hereby, as a separate obligation and notwithstanding any such judgment, agrees to indemnify such Entitled Person against, and to pay such Entitled Person on demand, in the Specified Currency, the amount (if any) by which the sum originally due to such Entitled Person in the Specified Currency from such Borrower hereunder exceeds the amount of the Specified Currency so purchased and transferred.

            SECTION 9.14. USA PATRIOT Act. Each Lender hereby notifies the Borrowers that pursuant to the requirements of the USA PATRIOT Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)), it is required to obtain, verify and record information that identifies the Borrowers, which information includes the names and addresses of the Borrowers and other information that will allow such Lender to identify the Borrowers in accordance with said Act.

            IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

                                  THE HERTZ CORPORATION

                                  By: __________________________________________
                                      Name:
                                      Title:

                                  HERTZ CANADA LIMITED

                                  By: __________________________________________
                                      Name:
                                      Title:

                                  JPMORGAN CHASE BANK, N.A.,
                                   individually and as U.S. Administrative Agent

                                  By: __________________________________________
                                      Name:
                                      Title:

                                  JPMORGAN CHASE BANK, N.A., TORONTO
                                  BRANCH, individually and as Canadian
                                  Administrative Agent

                                  By: __________________________________________
                                      Name:
                                      Title:

                                  LENDERS

                                  JPMORGAN CHASE BANK, N.A.

                                  By: __________________________________________
                                      Name:
                                      Title:

                                  CITICORP NORTH AMERICA INC.

                                  By: __________________________________________
                                      Name:
                                      Title:

                                  CITIBANK, N.A., CANADIAN BRANCH

                                  By: __________________________________________
                                      Name:
                                      Title:

                                  GOLDMAN SACHS CREDIT PARTNERS L.P.

                                  By: __________________________________________
                                      Authorized Signatory:

                                                                      SCHEDULE I

                                   Commitments

     [See definitions of "Lenders", "U.S. Revolving Commitment", "U.S. Term
         Commitment", "Canadian Revolving Commitment" and "Canadian Term
                          Commitment" in Section 1.01]

                                                                    Canadian
                                    U.S. Revolving    U.S. Term     Revolving   Canadian Term      Total
                                     Commitments     Commitments   Commitments   Commitments    Commitments
          Name of Lender               (U.S.$)         (U.S.$)       (U.S.$)       (U.S.$)        (U.S.$)
----------------------------------  --------------  -------------  -----------  -------------  -------------
JPMorgan Chase Bank, N.A.              237,000,000    488,000,000  100,000,000    175,000,000  1,000,000,000

Citicorp North America Inc.            237,000,000    488,000,000            0              0  1,000,000,000

Citibank, N.A., Canadian branch                  0              0  100,000,000    175,000,000

Goldman Sachs Credit Partners L.P.     326,000,000    674,000,000                              1,000,000,000

                                       -----------  -------------  -----------    -----------  -------------
Total                                  800,000,000  1,650,000,000  200,000,000    350,000,000  3,000,000,000

                                                                     Schedule II

                             Restricted Subsidiaries

Hertz System, Inc.
Hertz Equipment Rental Corporation
Hertz Canada Limited
Hertz Claim Management Corporation
Hertz International RE Limited
Hertz Technologies, Inc.
Hertz Global Services Corporation
Hertz Finance Centre plc
HIRE (Bermuda) Limited
Apex Processing Limited
Hertz General Interest LLC

                                                                    SCHEDULE III

               Certain Provisions Relating to Bankers' Acceptances

               [See definition of "Schedule III" in Section 1.01]

            This Schedule III sets forth certain terms and conditions relating to the obligation of the Canadian Revolving Lenders and the Canadian Term Lenders to make loans to Hertz Canada pursuant to Sections 2.01(c) or (d) of this Agreement by way of Bankers' Acceptances. Capitalized terms used herein shall have the meanings assigned to such terms in this Agreement.

            (a) Availability. All notices of Borrowings of Bankers' Acceptances shall be in a minimum aggregate face amount of Cdn $3,000,000 or a multiple of Cdn $1,000,000 in excess thereof delivered to the Canadian Administrative Agent at least two Business Days prior to the day on which the Borrowing and acceptance of such Bankers' Acceptances will occur, provided that neither a Canadian Revolving Lender nor a Canadian Term Lender shall be obliged to accept any Bankers' Acceptance which:

            (i) is drawn on a day which is not a Business Day;

            (ii) matures on a day subsequent to the Termination Date;

            (iii) has a term other than 30, 60 or 90 days;

            (iv) is denominated in any currency other than Canadian Dollars;

            (v) is not in a form satisfactory to such Lender or the Canadian Administrative Agent; or

            (vi) in respect of which Hertz Canada has not then paid the applicable Acceptance Fee.

            (b) Grace. Hertz Canada hereby renounces, and shall not claim or request or require any Canadian Revolving Lender or Canadian Term Lender to claim, any days of grace for the payment of any Bankers' Acceptance and hereby waives presentment for payment and any other defense to payment of any amounts then due to a Lender in respect of a Bankers' Acceptance accepted by it hereunder which might exist solely by reason of such Bankers' Acceptance being held, at the maturity thereof, by such Lender in its own right.

            (c) Power of Attorney. To facilitate availment of Borrowings of Bankers' Acceptances, Hertz Canada hereby appoints each Canadian Revolving Lender and each Canadian Term Lender as its attorney to sign and endorse on its behalf (in accordance with a request for a Borrowing of Bankers' Acceptances as notified to the Canadian Administrative Agent as provided in paragraph (a) above), in handwriting or by facsimile or mechanical signature as and when deemed necessary by such Lender, blank forms of Bankers' Acceptances in the form requested by such Canadian Revolving Lender or Canadian Term Lender, as the case

                        Schedule III to Credit Agreement

                                      III-1
may be. In this respect, it is each Canadian Revolving Lender's and each Canadian Term Lender's responsibility to maintain an adequate supply of blank forms of Bankers' Acceptances for acceptance under this Agreement (including this Schedule III).

            Hertz Canada recognizes and agrees that all Bankers' Acceptances signed and/or endorsed by a Canadian Revolving Lender or a Canadian Term Lender on behalf of Hertz Canada shall bind Hertz Canada and the Company as fully and effectually as if signed in the handwriting of and duly issued by the proper signing officers of Hertz Canada. Each Canadian Revolving Lender and each Canadian Term Lender is hereby authorized (in accordance with a request for a Borrowing of Bankers' Acceptances as notified to the Canadian Administrative Agent as provided in paragraph (a) above) to draw (on behalf of Hertz Canada) such Bankers' Acceptances endorsed in blank in such face amounts as may be determined by such Canadian Revolving Lender or Canadian Term Lender, as the case may be; provided that the aggregate amount thereof is equal to the aggregate amount of Bankers' Acceptances required to be accepted and purchased by such Canadian Revolving Lender or Canadian Term Lender, as the case may be. No Canadian Revolving Lender or Canadian Term Lender shall be liable for any damage, loss or other claim arising by reason of any loss or improper use of any such instrument except the gross negligence or wilful misconduct of such Canadian Revolving Lender or Canadian Term Lender, as the case may be, or its officers, employees, agents or representatives. Each Canadian Revolving Lender and each Canadian Term Lender shall maintain a record with respect to Bankers' Acceptances (i) drawn by it in blank hereunder, (ii) voided by it for any reason, (iii) accepted and purchased by it hereunder, and (iv) cancelled at their respective maturities. Each Canadian Revolving Lender and each Canadian Term Lender further agrees to retain such records in the manner and for the statutory period provided in the various Canadian provincial or federal statutes and regulations which apply to such Canadian Revolving Lender or Canadian Term Lender, as the case may be. On request by or on behalf of Hertz Canada, a Canadian Revolving Lender or a Canadian Term Lender shall cancel all Bankers' Acceptances which have been pre-signed or pre-endorsed on behalf of Hertz Canada and which are held by such Canadian Revolving Lender or Canadian Term Lender, as the case may be, and are not required to be drawn in accordance with the Hertz Canada's irrevocable notice. Alternatively, Hertz Canada agrees that, at the request of the Canadian Administrative Agent, Hertz Canada shall deliver to the Canadian Administrative Agent a "depository note" which complies with the requirements of the Depository Bills and Notes Act (Canada), and consents to the deposit of any such depository note in the book-based debt clearance system maintained by the Canadian Depository for Securities.

            (d) Execution of Bankers' Acceptances. Drafts of Hertz Canada to be accepted as Bankers' Acceptances hereunder shall be signed as set forth in this
Schedule III. Notwithstanding that any person whose signature appears on any Bankers' Acceptance may no longer be an authorized signatory for any Canadian Revolving Lender or any Canadian Term Lender or Hertz Canada at the date of issuance of a Bankers' Acceptance, such signature shall nevertheless be valid and sufficient for all purposes as if such authority had remained in force at the time of such issuance and any such Bankers' Acceptance so signed shall be binding on Hertz Canada.

            (e) Borrowing of Bankers' Acceptances. Promptly following receipt of a notice of Borrowing (or conversion or continuation, as defined in paragraph
(f) below) by way of

                        Schedule III to Credit Agreement

                                      III-2

Bankers' Acceptances, the Canadian Administrative Agent shall so advise the Canadian Revolving Lenders or the Canadian Term Lenders, as the case may be, and shall advise each Canadian Revolving Lender or each Canadian Term Lender, as the case may be, of the face amount of each Bankers' Acceptance to be accepted by it and the term thereof. The aggregate face amount of Bankers' Acceptances to be accepted by a Canadian Revolving Lender or a Canadian Term Lender shall be determined by the Canadian Administrative Agent ratably in accordance with the respective Canadian Revolving Commitments of the Canadian Revolving Lenders or the respective Canadian Term Commitments of the Canadian Term Lenders, as the case may be, except that, if the face amount of the Bankers' Acceptance that would otherwise be accepted by a Canadian Revolving Lender or a Canadian Term Lender, would not be Cdn $100,000 or a multiple thereof, such face amount shall be increased or reduced by the Canadian Administrative Agent in its sole discretion to the nearest multiple of Cdn $100,000.

            Notwithstanding the foregoing, if by reason of any increase or reduction described in the immediately preceding sentence, any Canadian Revolving Lender or any Canadian Term Lender shall have aggregate Bankers' Acceptances and Loans in excess of the percentage of its Canadian Revolving Commitment to the aggregate Canadian Revolving Commitments or Canadian Term Commitment to the aggregate Canadian Term Commitments, as the case may be (any such Lender being herein called an "Over-Allotted Lender"), then at any time following the occurrence and during the continuance of an Event of Default, each other Canadian Revolving Lender and each other Canadian Term Lender, as the case may be, agrees, upon request of the Over-Allotted Lender, to promptly purchase from such Over-Allotted Lender participations in (or, if and to the extent specified by any such purchasing Lender, direct interests in) the Bankers' Acceptances and Loans owing to the Over-Allotted Lender (and in interest due thereon, as the case may be) in such amounts, and to make such other adjustments from time to time as shall be equitable, to the end that all the Canadian Revolving Lenders and all the Canadian Term Lenders shall hold the Bankers' Acceptances and Loans ratably according to their respective Commitments.

            (f) Purchase of Bankers' Acceptances. Subject to paragraph (k) below, upon the acceptance of a Bankers' Acceptance by a Canadian Revolving Lender or a Canadian Term Lender, such Canadian Revolving Lender or Canadian Term Lender, as the case may be, shall purchase, or arrange the purchase of, each Bankers' Acceptance from Hertz Canada at a price determined by the Applicable BA Discount Rate of such Bankers' Acceptance and provide to the Canadian Administrative Agent the BA Discount Proceeds for account of Hertz Canada. The BA Discount Proceeds so received by the Canadian Administrative Agent from the Canadian Revolving Lenders and the Canadian Term Lenders shall be retained by the Canadian Administrative Agent and applied as follows: (i) remitted to Hertz Canada (in the case of the making of a Loan), (ii) to the prepayment of Canadian Prime Rate Loans or Eurocurrency Loans (which shall constitute a "conversion" of such Canadian Prime Rate Loans or Eurocurrency Loans, as applicable, from Canadian Prime Rate Loans to Bankers' Acceptance Loans) or (iii) to the payment of Bankers' Acceptances maturing on such date (which shall constitute a "continuation" of Bankers' Acceptance Loans to new Bankers' Acceptance Loans of such Class), provided that in the case of any such conversion or continuation of Loans, Hertz Canada shall pay to the Canadian Administrative Agent for account of the respective Canadian Revolving Lenders or the respective Canadian Term Lenders, as the case may be, such additional amounts, if any, as shall be necessary to effect the prepayment in full of the respective Canadian

                        Schedule III to Credit Agreement

                                      III-3

Prime Rate Loans or Eurocurrency Loans being prepaid, or the Bankers' Acceptances maturing, on such date. Each Canadian Revolving Lender and each Canadian Term Lender may at any time and from time to time hold, sell, rediscount or otherwise dispose of any or all Bankers' Acceptances accepted and purchased by it.

            On any date on which a conversion or continuation described in the preceding paragraph shall occur, the Canadian Administrative Agent shall be entitled to net all amounts payable on such date by the Canadian Administrative Agent to a Canadian Revolving Lender or a Canadian Term Lender, as the case may be, against all amounts payable on such date by such Canadian Revolving Lender or Canadian Term Lender, as the case may be, to the Canadian Administrative Agent. Similarly, on any such date, Hertz Canada hereby authorizes each Canadian Revolving Lender and each Canadian Term Lender to net all amounts payable on such date by such Canadian Revolving Lender or such Canadian Term Lender, as the case may be, to the Canadian Administrative Agent for account of Hertz Canada, against all amounts payable on such date by Hertz Canada to such Canadian Revolving Lender or Canadian Term Lender, as the case may be, in accordance with the Canadian Administrative Agent's calculations.

            (g) Acceptance Fees. Hertz Canada shall pay to the Canadian Administrative Agent, in advance, for account of each Canadian Revolving Lender and each Canadian Term Lender which accepts a Bankers' Acceptance, an Acceptance Fee in respect of the face amount of such Bankers' Acceptance, which shall be payable on the date of acceptance of such Bankers' Acceptance.

            (h) Prepayments. Subject to paragraph (j) below, no prepayment of any Bankers' Acceptances shall be made by Hertz Canada prior to the maturity date of such Bankers' Acceptance; provided, however, that the Hertz Canada may defease any Bankers' Acceptance by depositing with the Canadian Administrative Agent an amount that is sufficient to repay such Banker's Acceptance on the maturity date of such Bankers' Acceptance. Any interest earned on such deposit shall be for the account of Hertz Canada.

            (i) Conversion to Canadian Prime Rate Loans upon Maturity. Unless a Bankers' Acceptance is paid in full at the maturity thereof, or continued as another Loan by way of Bankers' Acceptances (it being understood that no such continuation by way of Bankers' Acceptances shall be permitted at any time after the occurrence and during the continuation of an Event of Default), the obligation of Hertz Canada to any Canadian Revolving Lender and any Canadian Term Lender in respect of a maturing Bankers' Acceptance accepted by such Lender shall be deemed to be converted automatically into a Canadian Prime Rate Loan in an amount equal to the full face amount of the maturing Bankers' Acceptance. Such Canadian Prime Rate Loan shall be subject to all of the provisions of this Agreement applicable to a Canadian Prime Rate Loan made as a Canadian Revolving Loan or a Canadian Term Loan, as the case may be, including in particular the obligation to pay interest, from and after the maturity date of such Bankers' Acceptance.

            (j) Cover. Upon the declaration of the Loans to be due and payable pursuant to Article VII of this Agreement (whether by action of the Canadian Administrative Agent or the Required Lenders, or automatically by reason of an actual or deemed entry of any order for relief with respect to either Borrower under the Bankruptcy Code, the Bankruptcy and Insolvency Act

                        Schedule III to Credit Agreement

                                      III-4

(Canada), the Companies' Creditors Arrangement Act (Canada) or the Winding Up Act (Canada), Hertz Canada shall pay to the Canadian Administrative Agent, as cover in respect of the obligations of Hertz Canada to the Canadian Revolving Lenders and the Canadian Term Lenders in respect of then-outstanding Bankers' Acceptances, an amount equivalent to the amount or amounts that will be sufficient to pay all outstanding Bankers' Acceptances on the maturity thereof, and such amount shall be held by the Canadian Administrative Agent from the date of payment to the Canadian Administrative Agent until the maturity of such Bankers' Acceptances, as additional security for payment of the face amount of such outstanding Bankers' Acceptances upon maturity.

            (k) Circumstances Making Bankers' Acceptances Unavailable. If the Canadian Administrative Agent shall have reasonably determined (which determination shall be conclusive and binding upon all parties hereto) and notified Hertz Canada, each of the Canadian Revolving Lenders and each of the Canadian Term Lenders that, by reason of circumstances arising after the Effective Date and affecting the Canadian money market (i) there is no market for Bankers' Acceptances or (ii) the demand for Bankers' Acceptances is insufficient to allow the sale or trading of the Bankers' Acceptances accepted and purchased hereunder, then the right of Hertz Canada to request that any Canadian Revolving Lender or any Canadian Term Lender accept a Bankers' Acceptance shall be suspended until the Canadian Administrative Agent determines that the circumstances giving rise to such suspension no longer exist and the Canadian Administrative Agent so notifies Hertz Canada.

            (l) Indemnification in Respect of Bankers' Acceptances. In addition to any liability of Hertz Canada to any Lender or the Canadian Administrative Agent under any other provision hereof, Hertz Canada shall indemnify each Canadian Revolving Lender, each Canadian Term Lender and the Canadian Administrative Agent and hold each of them harmless against any reasonable loss or expense incurred by such Lender or the Canadian Administrative Agent as a result of (x) any failure by Hertz Canada to fulfill any of its obligations hereunder including, without limitation, any cost or expense incurred by reason of the liquidation or re-employment in whole or in part of deposits or other funds required by any Lender to fund any Bankers' Acceptance or BA Equivalent Loan as a result of the failure of Hertz Canada to make any payment or prepayment on the date required hereunder or specified by it in any notice given hereunder, (y) Hertz Canada's failure to provide for the payment to the Canadian Administrative Agent, for account of each of the Lenders, of the full principal amount of each Bankers' Acceptance or BA Equivalent Loan on its maturity date or
(z) the provision of funds for any outstanding Bankers' Acceptance or BA Equivalent Loan, before the maturity date of such Bankers' Acceptance or BA Equivalent Loan.

            (m) BA Equivalent Loans. Anything in this Agreement (including this
Schedule III) to the contrary notwithstanding, if a Canadian Revolving Lender or a Canadian Term Lender notifies the Canadian Administrative Agent and Hertz Canada in writing that it is unable to accept and purchase Bankers' Acceptances hereunder, such Canadian Revolving Lender or Canadian Term Lender, as the case may be, will in lieu of any Bankers' Acceptance (herein, a "Replaced Bankers' Acceptance") that it would otherwise be required to accept and purchase hereunder, make an advance (a "BA Equivalent Loan") to Hertz Canada in the face amount and for the same term as the Replaced Bankers' Acceptance. Each such BA Equivalent Loan will bear interest at a rate which would in the aggregate be equal to the Applicable BA

                        Schedule III to Credit Agreement

                                      III-5

Discount Rate that would result if such Lender had accepted (and been paid an Acceptance Fee) and purchased (on a discounted basis at the Applicable BA Discount Rate) a Bankers' Acceptance having the same term and face amount as the Replaced Bankers' Acceptance (it being the intention of the parties that each such BA Equivalent Loan (net of Acceptance Fees (without duplication)) shall have the same economic consequences for such Lender and Hertz Canada as such Replaced Bankers' Acceptance). Interest on each BA Equivalent Loan shall be paid in advance on the date such BA Equivalent Loan is made, and the proceeds of such BA Equivalent Loan shall be made available to Hertz Canada in the same manner in which the BA Discount Proceeds of a Bankers' Acceptance would have been paid in respect of the Replaced Bankers' Acceptance. Each such Canadian Revolving Lender and each such Canadian Term Lender will provide to the Canadian Administrative Agent the BA Discount Proceeds of such BA Equivalent Loan for account of Hertz Canada for application by the Canadian Administrative Agent in accordance with the provisions of paragraph (f) above. Each BA Equivalent Loan shall mature and be due and payable on the maturity date for the corresponding Replaced Bankers' Acceptance and, other than with respect to the specific provisions set forth in this clause (m), each BA Equivalent Loan shall be governed by the provisions of this Schedule III as if they were Bankers' Acceptances.

                        Schedule III to Credit Agreement

                                      III-6

================================================================================

                              THE HERTZ CORPORATION
                                       and
                              HERTZ CANADA LIMITED,
                                  as Borrowers

                          ----------------------------

                                CREDIT AGREEMENT

                            Dated as of May 26, 2005

                          ----------------------------

                               U.S. $3,000,000,000

                          ----------------------------

                            JPMORGAN CHASE BANK, N.A.
                          as U.S. Administrative Agent

                   JPMORGAN CHASE BANK, N.A., TORONTO BRANCH,
                        as Canadian Administrative Agent

                          ----------------------------

                       GOLDMAN SACHS CREDIT PARTNERS L.P.
                                       and
                         CITIGROUP GLOBAL MARKETS INC.,
                            as Co-Syndication Agents

                          J.P. MORGAN SECURITIES INC.,
                       GOLDMAN SACHS CREDIT PARTNERS L.P.
                                       and
                         CITIGROUP GLOBAL MARKETS INC.,
                  as Joint Bookrunners and Joint Lead Arrangers

                                 AND THE LENDERS
                         FROM TIME TO TIME PARTY HERETO

================================================================================

            IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

                                 THE HERTZ CORPORATION

                                 By: /s/ Robert H. Rillings
                                     -------------------------------------------
                                     Name: Robert H. Rillings
                                     Title: Treasurer

                                 HERTZ CANADA LIMITED

                                 By: /s/ Robert H. Rillings
                                     -------------------------------------------
                                     Name: Robert H. Rillings
                                     Title: Treasurer

                                 JPMORGAN CHASE BANK, N.A.,
                                   individually and as U.S. Administrative Agent

                                 By: /s/ Bernard J. Lillis
                                     -------------------------------------------
                                     Name: Bernard J. Lillis
                                     Title: Managing Director

                                 JPMORGAN CHASE BANK, N.A., TORONTO
                                 BRANCH, individually and as Canadian
                                 Administrative Agent

                                 By: ___________________________________________
                                     Name:
                                     Title:

                                 JPMORGAN CHASE BANK, N.A.,
                                   individually and as U.S. Administrative Agent

                                 By: ___________________________________________
                                     Name:
                                     Title:

                                 JPMORGAN CHASE BANK, N.A., TORONTO
                                 BRANCH, individually and as Canadian
                                 Administrative Agent

                                 By: /s/ Drew McDonald
                                     -------------------------------------------
                                     Name: Drew McDonald
                                     Title: Vice President

                                 LENDERS

                                 JPMORGAN CHASE BANK, N.A.

                                 By: /s/ Bernard J. Lillis
                                     -------------------------------------------
                                     Name: Bernard J. Lillis
                                     Title: Managing Director

                                 CITICORP NORTH AMERICA INC.

                                 By: ___________________________________________
                                     Name:
                                     Title:

                                 CITIBANK, N.A., CANADIAN BRANCH

                                 By: ___________________________________________
                                     Name:
                                     Title:

                                 GOLDMAN SACHS CREDIT PARTNERS L.P.

                                 By: ___________________________________________
                                     Authorized Signatory:

                                 LENDERS

                                 JPMORGAN CHASE BANK, N.A.

                                 By: ___________________________________________
                                     Name:
                                     Title:

                                 CITICORP NORTH AMERICA INC.

                                 By: /s/ Judith Green
                                     -------------------------------------------
                                     Name: Judith Green
                                     Title: Vice President

                                 CITIBANK, N.A., CANADIAN BRANCH

                                 By: ___________________________________________
                                     Name:
                                     Title:

                                 GOLDMAN SACHS CREDIT PARTNERS L.P.

                                 By: ___________________________________________
                                     Authorized Signatory:

                                 LENDERS

                                 JPMORGAN CHASE BANK, N.A.

                                 By: ___________________________________________
                                     Name:
                                     Title:

                                 CITICORP NORTH AMERICA INC.

                                 By: ___________________________________________
                                     Name:
                                     Title:

                                 CITIBANK, N.A., CANADIAN BRANCH

                                 By: /s/ Niyousha Zarinpour
                                     -------------------------------------------
                                     Name: Niyousha Zarinpour
                                     Title: Authorised Signer

                                 GOLDMAN SACHS CREDIT PARTNERS L.P.

                                 By: ___________________________________________
                                     Authorized Signatory:

                                 LENDERS

                                 JPMORGAN CHASE BANK, N.A.

                                 By: ___________________________________________
                                     Name:
                                     Title:

                                 CITICORP NORTH AMERICA INC.

                                 By: ___________________________________________
                                     Name:
                                     Title:

                                 CITIBANK, N.A., CANADIAN BRANCH

                                 By: ___________________________________________
                                     Name:
                                     Title:

                                 GOLDMAN SACHS CREDIT PARTNERS L.P.

                                 By: /s/ W.W. Archer
                                     -------------------------------------------
                                     Authorized Signatory:

      AMENDMENT NO. 1 dated as of July 5, 2005 between THE HERTZ CORPORATION, a Delaware corporation (the "Company"), HERTZ CANADA LIMITED, an Ontario, Canada corporation ("Hertz Canada" and, together with the Company, the "Borrowers"), each of the lenders that is a signatory hereto (individually, a "Lender" and, collectively, the "Lenders"), JPMORGAN CHASE BANK, N.A., as U.S. Administrative Agent for certain of the Lenders (the "U.S. Administrative Agent"), and JPMORGAN CHASE BANK, N.A., TORONTO BRANCH, as Canadian Administrative Agent for certain of the Lenders (the "Canadian Administrative Agent").

      The Borrowers, the Lenders, the U.S. Administrative Agent and the Canadian Administrative Agent are parties to the Credit Agreement dated as of May 26, 2005 (as amended and in effect on the date hereof, the "Existing Credit Agreement"), and said parties wish to amend the Existing Credit Agreement in certain respects as set forth in this Amendment No. 1. Accordingly, the parties hereto hereby agree to amend the Existing Credit Agreement as set forth herein (as so amended, the "Credit Agreement"):

      Section 1. Definitions. Except as otherwise defined in this Amendment No. 1, terms defined in the Existing Credit Agreement are used herein as defined therein.

      Section 2. Amendments. Effective as of the Effective Date (as defined in
Section 4 hereof), the Existing Credit Agreement shall be amended as follows:

            2.1 Existing Definitions. The definitions of "Canadian Dollar Revolving Sublimit", "Canadian Revolving Commitment", "Canadian Term Commitment", "U.S. Revolving Commitment" and "U.S. Term Commitment" in
      Section 1.01 of the Existing Credit Agreement are hereby amended to read in their entirety as set forth below (the bold and double-underlined language being the additional language therein and the strikethrough language being the deleted language therein):

      "Canadian Dollar Revolving Sublimit" means U.S. $300,000,000.

      "Canadian Revolving Commitment" means, with respect to each Lender, the commitment, if any, of such Lender to make Canadian Revolving Credit Loans (including by way of Bankers' Acceptance Loans) hereunder, as such commitment may be (a) reduced from time to time pursuant to Sections 2.06 and 2.08 and (b) reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to Section 9.04. The initial amount of each Lender's Canadian Revolving Commitment as of the Amendment No. 1 Effective Date is set forth on
Schedule I hereto or in the Assignment and Acceptance pursuant to which such Lender shall have assumed its Canadian Revolving Commitment, as applicable. The initial aggregate amount of the Lenders' Canadian Revolving Commitments as of the Amendment No. 1 Effective Date is U.S. $300,000,000 or its equivalent in Canadian Dollars.

      "Canadian Term Commitment" means, with respect to each Lender, the commitment, if any, of such Lender to make Canadian Term Loans (including by way of

Bankers' Acceptance Loans), hereunder, as such commitment may be (a) reduced from time to time pursuant to Sections 2.06 and 2.08 and (b) reduced from time to time pursuant to assignments by or to such Lender pursuant to Section 9.04. The initial amount of each Lender's Canadian Term Commitment as of the Amendment No. 1 Effective Date is set forth on Schedule I hereto or in the Assignment and Acceptance pursuant to which such Lender shall have assumed its Canadian Term Commitment, as applicable. The initial aggregate amount of the Lenders' Canadian Term Commitments as of the Amendment No. 1 Effective Date is U.S. $350,000,000 or its equivalent in Canadian Dollars.

      "U.S. Revolving Commitment" means, with respect to each Lender, the commitment, if any, of such Lender to make U.S. Revolving Credit Loans hereunder, as such commitment may be (a) reduced from time to time pursuant to Sections 2.06 and 2.08 and (b) reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to Section 9.04. The initial amount of each Lender's U.S. Revolving Commitment as of the Amendment No. 1 Effective Date is set forth on Schedule I hereto or in the Assignment and Acceptance pursuant to which such Lender shall have assumed its U.S. Revolving Commitment, as applicable. The initial aggregate amount of the Lenders' U.S. Revolving Commitments as of the Amendment No. 1 Effective Date is U.S. $700,000,000.

      "U.S. Term Commitment" means, with respect to each Lender, the commitment, if any, of such Lender to make U.S. Term Loans hereunder, as such commitment may be (a) reduced from time to time pursuant to Sections 2.06 and 2.08 and (b) reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to Section 9.04. The initial amount of each Lender's U.S. Term Commitment as of the Amendment No. 1 Effective Date is set forth on Schedule I hereto or in the Assignment and Acceptance pursuant to which such Lender shall have assumed its U.S. Term Commitment, as applicable. The initial aggregate amount of the Lenders' U.S. Term Commitments as of the Amendment No. 1 Effective Date is U.S. $1,650,000,000.

2.2 New Definition. Section 1.01 of the Existing Credit Agreement is hereby further amended by inserting the following definition:

      "Amendment No. 1 Effective Date" means the "Effective Date" as defined in the Amendment No. 1 to this Agreement dated as of July 5, 2005 between the Borrowers, each of the Lenders parties thereto and the Administrative Agents.

2.3 Schedule I. Schedule I hereto shall be deemed attached to and made a part of the Existing Credit Agreement as Schedule I thereto.

2.4 General. Each reference in the Existing Credit Agreement to "this Agreement" (and indirect references such as "hereunder", "hereby", "herein" and "hereof") shall be deemed to be references to the Credit Agreement.

Section 3. Representations and Warranties. Each Borrower represents and warrants to the Lenders, on and as of the Effective Date, that (i) the representations and warranties set forth in

Article IV of the Existing Credit Agreement are true and correct as though made on and as of the Effective Date (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date) and (ii) no event has occurred and is continuing, or will occur as a result of the amendments set forth herein, that constitutes a Default or an Event of Default.

      Section 4. Conditions Precedent to Effectiveness. The amendments set forth in Section 2 hereof shall become effective on the date (the "Effective Date") on which the U.S. Administrative Agent shall notify the Borrowers, the Canadian Administrative Agent and the Lenders that it has received duly executed counterparts of this Amendment No. 1 from each of the Borrowers, the Lenders, the U.S. Administrative Agent and the Canadian Administrative Agent, each in form and substance satisfactory to the U.S. Administrative Agent.

      Section 5. Miscellaneous. Except as expressly herein provided, the Existing Credit Agreement and all agreements, instruments and documents referred to therein shall each remain unchanged and in full force and effect. This Amendment No. 1 may be executed in any number of counterparts, all of which taken together shall constitute one and the same agreement, and any of the parties hereto may execute this Amendment No. 1 by signing any such counterpart. Delivery of an executed counterpart of a signature page to this Amendment No. 1 by facsimile shall be effective as delivery of a manually executed counterpart of this Amendment No. 1. This Amendment No. 1 shall be governed by, and construed in accordance with, the law of the State of New York.

      IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to be duly executed and delivered as of the day and year first above written.

                                   THE HERTZ CORPORATION

                                   By:    /s/ Robert H. Rillings
                                         ------------------------------
                                         Name:   Robert H. Rillings
                                         Title:  Treasurer


                                   HERTZ CANADA LIMITED

                                   By:   /s/ Robert H. Rillings
                                         ----------------------
                                         Name:  Robert H. Rillings
                                         Title:  Treasurer

                    JPMORGAN CHASE BANK, N.A.,
                    as U.S. Administrative Agent

                    By:    /s/ Robert P. Kellas
                           ---------------------------
                           Name:  Robert P. Kellas
                           Title:  Vice President

                    JPMORGAN CHASE BANK, N.A., TORONTO
                    BRANCH, as Canadian Administrative Agent
                    By:
                           ---------------------------
                           Name:
                           Title:

                    JPMORGAN CHASE BANK, N.A.,
                     as U.S. Administrative Agent

                    By:

                           ---------------------------
                           Name:
                           Title:

                    JPMORGAN CHASE BANK, N.A., TORONTO BRANCH,
                     as Canadian Administrative Agent

                    By:    /s/ Christine Chan
                           ---------------------------
                           Name: Christine Chan
                           Title:  Vice President

                    LENDERS

                    JPMORGAN CHASE BANK, N.A.

                    By:          /s/ Robert P. Kellas
                                --------------------
                                Name: Robert P. Kellas
                                Title: Vice President

                    CITICORP NORTH AMERICA INC.

                    By:
                                --------------------
                                Name:
                                Title:

                    CITIBANK, N.A., CANADIAN BRANCH

                    By:
                                --------------------
                                Name:
                                Title:

                    GOLDMAN SACHS CREDIT PARTNERS L.P.

                    By:

                                --------------------
                                Authorized Signatory:

                    LENDERS

                    JPMORGAN CHASE BANK, N.A.

                    By:
                         -----------------------------
                         Name:
                         Title:


                    CITICORP NORTH AMERICA INC.


                    By:   /s/ Judith Green
                          ----------------------------
                          Name:  Judith Green
                          Title:  Vice President

                    CITIBANK, N.A., CANADIAN BRANCH

                    By:
                          ----------------------------
                          Name:
                          Title:

                    GOLDMAN SACHS CREDIT PARTNERS L.P.

                    By:
                          ----------------------------
                          Authorized Signatory

                    LENDERS

                    JPMORGAN CHASE BANK, N.A.

                    By:
                          ----------------------------
                          Name:
                          Title:

                    CITICORP NORTH AMERICA INC.

                    By:
                          ----------------------------
                          Name:
                          Title:

                    CITIBANK, N.A., CANADIAN BRANCH

                    By:   /s/ Niyousha Zarinpour
                          ----------------------------
                          Name: Niyousha Zarinpour
                          Title: Authorized Signer

                    GOLDMAN SACHS CREDIT PARTNER L.P.

                    By:
                          ----------------------------
                          Authorized Signatory


                    GOLDMAN SACHS CREDIT PARTNER L.P.

                    By:
                          ----------------------------
                           Authorized Signatory

                    LENDERS

                    JPMORGAN CHASE BANK, N.A.

                    By:
                         ---------------------------------------
                         Name:
                         Title:

                    CITICORP NORTH AMERICA INC.

                    By:
                         ---------------------------------------
                         Name:
                         Title:

                    CITIBANK, N.A., CANADIAN BRANCH

                    By:
                         ---------------------------------------
                         Name:
                         Title:

                    GOLDMAN SACHS CREDIT PARTNERS L.P.

                    By:  /s/ Bill Archer
                         ---------------------------------------
                         Authorized Signatory: Bill Archer

                                                                      SCHEDULE I


                                   Commitments

     [See definitions of "Lenders", "U.S. Revolving Commitment", "U.S. Term
         Commitment", "Canadian Revolving Commitment" and "Canadian Term
                          Commitment" in Section 1.01]

                                                                              CANADIAN
                                       U.S. REVOLVING       U.S. TERM         REVOLVING     CANADIAN TERM          TOTAL
                                        COMMITMENTS       COMMITMENTS        COMMITMENTS     COMMITMENTS        COMMITMENTS
       NAME OF LENDER                     (U.S. $)           (U.S. $)          (U.S .$)        (U.S. $)         (U.S. $)
       --------------                     --------           --------          --------        --------         --------
JPMorgan Chase Bank, N.A                 187,000,000        488,000,000       150,000,000    175,000,000      1,000,000,000
Citicorp North America Inc.              187,000,000        488,000,000                 0              0      1,000,000,000
Citibank, N.A., Canadian branch                    0                  0       150,000,000    175,000,000
Goldman Sachs Credit Partners L.P.       326,000,000        674,000,000                                       1,000,000,000
                                         -----------      -------------       -----------    -----------      -------------
Total                                    700,000,000      1,650,000,000       300,000,000    350,000,000      3,000,000,000